--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE

                                 CSFB 2002-CKP1

                       COLLATERAL & STRUCTURAL TERM SHEET

                                  $862,557,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 2002-CKP1

                            [COLUMN FINANCIAL LOGO]

                      a CREDIT SUISSE FIRST BOSTON Company

                          [KEY BANK LOGO]  [PNC LOGO]

CREDIT SUISSE FIRST BOSTON

                   MCDONALD INVESTMENTS
                    A KEYCORP COMPANY

                                         PNC CAPITAL MARKETS

                                                           GOLDMAN, SACHS & CO.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        1

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

  I. Transaction Offering

                             INITIAL     APPROXIMATE
                            PRINCIPAL    % OF TOTAL              INITIAL     ASSUMED
                           BALANCE OR      INITIAL  APPROXIMATE   PASS-      WEIGHTED                   EXPECTED
           EXPECTED         NOTIONAL      PRINCIPAL    CREDIT    THROUGH   AVERAGE LIFE   EXPECTED      PRINCIPAL       LEGAL
 CLASS    RATINGS(1)         AMOUNT        BALANCE    SUPPORT    RATE(2)    (YEARS)(3)   MATURITY(3)    WINDOW(3)       STATUS
 -----    ----------        --------       -------    -------    -------    ----------   -----------    ---------       ------
Offered Certificates:

 A-1       Aaa/AAA          $54,740,000      5.51%     22.63%       %          2.5          11/06      04/02-11/06       Public
 A-2       Aaa/AAA         $112,435,000     11.32%     22.63%       %          7.5          08/11      11/06-08/11       Public
 A-3       Aaa/AAA         $601,059,000     60.54%     22.63%       %          9.6          01/12      08/11-01/12       Public
 B         Aa2/AA           $39,715,000      4.00%     18.63%       %          9.8          02/12      01/12-02/12       Public
 C         Aa3/AA-          $13,652,000      1.38%     17.25%       %          9.9          02/12      02/12-02/12       Public
 D          A2/A            $26,063,000      2.63%     14.63%       %          9.9          02/12      02/12-02/12       Public
 E          A3/A-           $14,893,000      1.50%     13.13%       %         10.0          03/12      02/12-03/12       Public

Non-Offered Certificates:(5)

 F        Baa1/BBB+         $13,652,000      1.38%     11.75%       %         10.0          03/12      03/12-03/12   Private-144A
 G        Baa2/BBB          $14,893,000      1.50%     10.25%       %         10.0          03/12      03/12-03/12   Private-144A
 H        Baa3/BBB-         $14,893,000      1.50%     8.75%        %         10.0          03/12      03/12-03/12   Private-144A
 J         Ba1/BB+          $19,857,000      2.00%     6.75%        %         10.0          03/12      03/12-03/12   Private-144A
 K         Ba2/BB           $16,134,000      1.62%     5.13%        %         10.0          03/12      03/12-03/12   Private-144A
 L         Ba3/NR            $8,688,000      0.88%     4.25%        %         10.0          03/12      03/12-03/12   Private-144A
 M          B1/B+            $7,447,000      0.75%     3.50%        %         10.1          10/12      03/12-10/12   Private-144A
 N          B2/B             $8,687,000      0.87%     2.63%        %         10.5          10/12      10/12-10/12   Private-144A
 O          B3/B-            $4,965,000      0.50%     2.13%        %         10.5          10/12      10/12-10/12   Private-144A
 P        Caa2/CCC           $4,964,000      0.50%     1.63%        %         10.5          10/12      10/12-10/12   Private-144A
 Q          NR/NR            16,134,599      1.63%     0.00%        %         14.0          03/22      10/12-03/22   Private-144A
 A-X       Aaa/AAA         $992,871,599    100.00%      N/A         %          9.1          03/22          N/A       Private-144A
 A-SP      Aaa/AAA         $606,168,000     61.05%      N/A         %          7.0          03/09          N/A       Private-144A



ERISA(4)
--------

    Yes
    Yes
    Yes
    Yes
    Yes
    Yes
    Yes



    Yes
    Yes
    Yes
    No
    No
    No
    No
    No
    No
    No
    No
    Yes
    Yes


(1) These classes are expected to be rated by Moody's Investors Service, Inc. and Standard & Poor's Rating Services.
(2) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will be fixed subject net WAC of the Pool. Classes _ and _ will be equal to the Net WAC of the Pool.
(3) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.
(4) Expected to be eligible for Credit Suisse First Boston Corporation's individual prohibited transaction exemption under ERISA.
(5)  Not offered by the prospectus supplement or this term sheet.

MORTGAGE LOAN SELLER PROFILE:
-----------------------------

Column Financial, Inc., "Column", will be selling 90 mortgage loans, representing 51. 3% of the initial net mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 2,800 commercial mortgage loans, totaling approximately $16. 0 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 17 production offices located throughout the U. S. and Canada.

KeyBank National Association, "KeyBank", will be selling 32 mortgage loans, representing 22. 8% of the initial net mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2001, KeyBank had total assets of approximately $71. 5 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $66. 6 billion and approximately $4. 9 billion in stockholders' equity. As of December 31, 2001, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8. 5 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, has originated over $1.8 billion in commercial mortgage loans in 2001 and has a current servicing portfolio of $12.0 billion.

PNC Bank, National Association, "PNC Bank," will be selling 34 mortgage loans, representing 25.9% of the initial net mortgage pool balance to the Trust. PNC Bank is headquartered in Pittsburgh, Pennsylvania and is a wholly owned subsidiary of The PNC Financial Services Group, Inc., which had approximately $70 billion of assets as of December 31, 2001. PNC Bank has originated over 1,000 conduit loans totaling $3.6 billion since 1998. PNC Bank's conduit operation, including origination, underwriting, and closing activities, is based in Kansas City, Missouri.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        2

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

  II. Collateral Overview (1)
        Mortgage Loan Pool

           Initial Net Mortgage Pool Balance:                              $992,871,599

           Average Cut-off Date Principal Balance:                         $6,364,562

           Loans /Properties:                                              156/182

           Largest Loan:                                                   6.6%

           Five Largest Loans /Group of Loans:                             25.3%

           Ten Largest Loans /Group of Loans:                              38.9%

        Property Type Concentrations

           Multifamily:                                                    29.6%

           Retail:                                                         28.0% (Anchored 26.1%; Unanchored 1.9%)

           Office:                                                         24.0%

           Mixed Use:                                                      8.3%

           Self Storage:                                                   6.1%

           Industrial:                                                     3.1%

           Other (2):                                                      0.9%

        Geographic Distribution

           Texas:                                                          18.4%

           California:                                                     10.6% (Southern 9.5% /Northern 1.1%) (3)

           Pennsylvania:                                                   8.9%

           Florida:                                                        7.5%

           Other:                                                          30 other states and the District of Columbia, which
                                                                           comprise less than 6.6% individually

        Credit Statistics

           Wtd. Avg. Underwritten DSCR:                                    1.37x

           Wtd. Avg. Cut-off Date LTV Ratio:                               74.3%

           Wtd. Avg. Balloon/ARD LTV Ratio (4):                            63.8%

(1) All information provided based on a March 2002 Cut-off Date unless otherwise noted.
(2)  "Other" includes manufactured housing properties.
(3) "Southern California" consists of mortgaged real properties in California zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.
(4)  Excludes Fully Amortizing Loans.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        3

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

  II. Collateral Overview (continued)

        Loans with Reserve Requirements

           Tax escrows:                              92.6%

           Insurance escrows:                        81.6%

           Cap. Ex escrows (1):                      82.9%

           TI/LC escrows (1):                        86.6%

        Mortgage Loan Pool Characteristics

           Gross WAC:                              7.2853%

           Wtd. Avg. Remaining Term (2):           118 Months

           Wtd. Avg. Seasoning:                    5 Months

           Call Protection:                        All of the mortgage loans provide for either a prepayment lockout period
                                                   ("Lockout"), a defeasance period ("Defeasance"), a yield maintenance premium period ("YMP"), or a combination thereof.

           Lockout/Defeasance:                       96.5%

           Fee or Leasehold:                         99.7% (Fee); 0.3% (Leasehold)

           Delinquency:                           None of the mortgage loans will be 30 days or more delinquent with respect to any monthly debt service payment as of the April 2002 due date or at any time during the 12-month period preceding that date.

(1) Includes loans with provisions for upfront and/or collected reserves. TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
(2) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        4

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

  III. Transaction Overview

Offered Certificates:     Classes A-1, A-2, A-3, B, C, D and E

Pass-Through Structure:   Senior/Subordinate, Sequential Pay Pass-Through Certificates

Mortgage Loan Sellers:    Column Financial, Inc., KeyBank National Association, and PNC Bank, National
                          Association

Lead Manager &
Bookrunner:               Credit Suisse First Boston Corporation

Co-Managers:              McDonald Investments Inc., PNC Capital Markets, Inc., and Goldman, Sachs & Co.

Rating Agencies:          Moody's Investors Service, Inc. and Standard & Poor's Rating Services

Master Servicer:          Midland Loan Services, Inc.

Special Servicer:         Lennar Partners, Inc.

Trustee:                  Wells Fargo Bank Minnesota, N. A.

Cut-Off Date:             March 2002

Settlement Date:          On or about March __, 2002

Distribution Date:        The fourth business day following the Determination Date in that month, beginning
                          April 2002

Determination Date:       The eleventh calendar day of the month, or, if the eleventh calendar day is not a business day, the next succeeding business day, beginning April 2002

Minimum Denominations:    $10,000 for all offered certificates and in additional multiples of $1

Settlement Terms:         DTC, Euroclear and Clearstream, same day funds, with accrued interest

SMMEA:                    It is expected that the Class A-1, Class A-2, Class A-3, Class B, Class C, Class A-X,
                          and Class A-SP certificates will be SMMEA eligible.

ERISA:                    Classes A-1, A-2, A-3, B, C, D, E, F, G, H, A-X, and A-SP are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

Tax Treatment:            REMIC

Analytics:                Cashflows are expected to be available through Bloomberg, the Trepp Group, Intex
                          Solutions and Charter Research

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        5

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

IV. Structure Description

[GRAPHIC OMITTED]



                              ADMINISTRATIVE FEE

                          PRIVATE
                            A-SP
                          Aaa/AAA
Public    Public  Plublic  Public  Public  Public  Public  Private   Private    Private

 Class    Class    Class   Class    Class   Class  Class    Class     Class      Class
   A-1     A-2      A-3      B        C       D      E        F         G          H
Aaa/AAA  Aaa/AAA  Aaa/AAA  Aa2/AA  Aa3/AA-  A2/A   A3/A-  Baa1/BBB+  Baa2/BBB  Baa3/BBB-

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

Public   Private  Private Private  Private Private  Private  Private  Private

 Class    Class    Class   Class    Class   Class    Class    Class    Class
   A-1      J        K       L        M       N        O        P        Q
Aaa/AAA  Ba1/BB+  Ba2/BB   Ba3/NR   B1/B+    B2/B    B3/B-  Caa2/CCC   NR/NR

The P& I certificates will be paid principal sequentially beginning with Class A-1.

The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which the Class A-X and Class A-SP Certificates individually accrue interest.

The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for Classes A-1, A-2, A-3, B, C, D, E, F, G, H, J, K, L, M, N, O, P and Q. The Preliminary Prospectus Supplement describes the pass-through rates at which the Class A-X and Class A-SP Certificates individually accrue interest.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        6

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

  V. Yield Maintenance Prepayment Premium

   Yield Maintenance Prepayment
   Premiums:                                       Yield Maintenance Prepayment Premiums will be distributed on each
                                                   Distribution Date as follows: A portion (based on the product of the Base
                                                   Interest Fraction and the Principal Entitlement Fraction as described below)
                                                   will be delivered to each of the following Classes: A-1, A-2, A-3, B, C, D, E,
                                                   F, G, and H (the "Yield Maintenance Classes"). The remainder will be distributed to Class A-X.

                                                   With respect to each Yield Maintenance Class, the "Base Interest Fraction" is
                                                   a fraction, not greater than one or less than zero, having:

                                                              A numerator equal to the excess, if any, of the pass-through rate on such class of certificates over the relevant discount rate and

                                                              A denominator equal to the excess, if any, of the mortgage interest rate of the prepaid loan over the relevant discount rate.

                                                   With respect to each Yield Maintenance Class, the "Principal Entitlement
                                                   Fraction" is a fraction having:

                                                              A numerator equal to the total principal distributable on such class of certificates on the subject Distribution Date, and

                                                              A denominator equal to the total principal, distributable on all the certificates, public and private, on the subject Distribution Date.

   Yield Maintenance Prepayment
   Premium Example:                                The following is an example of the Yield Maintenance Prepayment Premium allocation based on the following assumptions:
                                                        o     Class receiving principal payment is A-1
                                                        o     Mortgage rate: 8.00%
                                                        o     The Discount Rate at time of prepayment: 5.75%
                                                        o     The Class Pass-Through Rate is equal to 7.00%

                                                              Class A-1               Class A-X
Method                                                        Certificates            Certificates
------------------------------------------------------------------------------------------------------------------------------------
(Class Pass Through Rate - Discount Rate)                     (7.00%-5.75%)            (100.00%-Class A-1 Certificate Percentage)
(Mortgage Rate-Discount Rate)                                 (8.00%-5.75%)

Yield Maintenance Prepayment Premium Allocation                55.56%                   44.44%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        7

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

VI. Additional Deal Features

Prepayment Interest Shortfalls:   Any Prepayment Interest Shortfalls that are
                                  not offset by the servicing fee and interest accrued on such prepayments from the date of prepayment will be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

Principal & Interest Advances:    The master servicer will generally be required
                                  to advance delinquent scheduled payments of principal and interest on the mortgage loans
                                  (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The master servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the master servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

Optional Termination:             On any Distribution Date on which the mortgage
                                  pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                  Mortgage Pool Balance, the trust fund may be terminated and the certificates retired at the option, in turn, of: any single holder or group of holders of a majority of the Controlling Class; or, if it declines, the master servicer; and lastly, the special servicer.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        8

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

                       MORTGAGED REAL PROPERTIES BY STATE

                             [MAP OF UNITED STATES]

                         Texas                    18.4%
                         California               10.6%
                         Pennsylvania              8.9%
                         Florida                   7.5%
                         Ohio                      6.5%
                         Illinois                  6.4%
                         District of Columbia      5.3%
                         Tennessee                 5.0%
                         Maryland                  4.9%
                         New York                  3.2%
                         Virginia                  2.6%
                         Alabama                   2.2%
                         Indiana                   1.7%
                         South Carolina            1.6%
                         Wisconsin                 1.4%
                         Washington                1.4%
                         Kansas                    1.4%
                         Massachusetts             1.2%
                         Georgia                   1.1%
                         Missouri                  1.1%
                         Michigan                  1.1%
                         Alaska                    0.9%
                         Nebraska                  0.8%
                         Oklahoma                  0.8%
                         Iowa                      0.8%
                         Connecticut               0.7%
                         Louisiana                 0.6%
                         New Mexico                0.5%
                         Minnesota                 0.5%
                         Arizona                   0.4%
                         Arkansas                  0.2%
                         North Carolina            0.2%
                         Maine                     0.2%
                         New Jersey                0.1%
                         Oregon                    0.1%

                                                                                         WEIGHTED
                              NUMBER OF                           PERCENTAGE OF           AVERAGE                         WEIGHTED
                              MORTGAGED        CUT-OFF DATE          INITIAL             MORTGAGE         WEIGHTED        AVERAGE
                                REAL            PRINCIPAL         MORTGAGE POOL          INTEREST          AVERAGE      CUT-OFF DATE
STATE (1)                    PROPERTIES          BALANCE             BALANCE               RATE           U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Texas                             45              $182,566,117         18.4%              7.1573%           1.44x          75.0%
California                        16               105,645,581         10.6%              7.3648%           1.33           73.1%
   Southern                       13                94,490,769          9.5%              7.3985%           1.32           73.9%
   Northern                        3                11,154,812          1.1%              7.0795%           1.41           66.7%
Pennsylvania                       7                88,312,232          8.9%              7.2021%           1.39           74.8%
Florida                           13                73,990,744          7.5%              7.0460%           1.38           77.4%
Ohio                              10                64,732,258          6.5%              7.3048%           1.36           75.1%
Illinois                           4                63,187,820          6.4%              7.1841%           1.34           76.6%
District of Columbia               1                52,801,908          5.3%              7.2500%           1.39           71.6%
Tennessee                         12                49,497,752          5.0%              7.5963%           1.30           75.3%
Maryland                           6                48,615,008          4.9%              7.3888%           1.41           66.9%
New York                           4                31,376,859          3.2%              7.1055%           1.27           73.3%
Virginia                           4                25,819,347          2.6%              7.3323%           1.34           73.2%
Alabama                            2                21,919,497          2.2%              7.3477%           1.33           77.8%
Indiana                            5                16,984,590          1.7%              7.1994%           1.32           74.6%
South Carolina                     4                16,334,629          1.6%              7.1590%           1.40           75.4%
Wisconsin                          2                14,177,932          1.4%              7.4258%           1.28           74.6%
Washington                         3                13,876,179          1.4%              7.4567%           1.32           70.8%
Kansas                             4                13,862,271          1.4%              7.1037%           1.22           83.3%
Massachusetts                      5                12,123,196          1.2%              7.2881%           1.50           67.0%
Georgia                            3                10,863,089          1.1%              7.2296%           1.51           74.4%
Missouri                           4                10,495,948          1.1%              7.2045%           1.43           70.9%
Michigan                           3                10,457,184          1.1%              7.1835%           1.34           77.6%
Alaska                             2                 8,611,518          0.9%              7.3009%           1.33           70.7%
Nebraska                           1                 8,185,735          0.8%              7.3400%           1.25           77.2%
Oklahoma                           3                 7,479,854          0.8%              7.2289%           1.28           74.0%
Iowa                               4                 7,478,500          0.8%              7.6213%           1.35           77.2%
Connecticut                        6                 6,514,172          0.7%              7.4113%           1.50           74.0%
Louisiana                          3                 5,492,255          0.6%              7.1931%           1.62           76.1%
New Mexico                         2                 5,134,823          0.5%              8.0831%           1.37           73.3%
Minnesota                          1                 4,991,939          0.5%              7.0800%           1.25           70.6%
Arizona                            4                 4,284,183          0.4%              7.4901%           1.70           54.7%
Arkansas                           2                 1,981,477          0.2%              7.1576%           1.38           82.3%
North Carolina                     1                 1,895,326          0.2%              7.0200%           1.56           75.8%
Maine                              1                 1,665,000          0.2%              7.1900%           1.60           65.8%
New Jersey                         1                 1,019,356          0.1%              7.8000%           1.49           79.6%
Oregon                             1                   497,319          0.1%              8.1100%           1.29           79.6%

-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           189             $992,871,599        100.0%              7.2583%           1.37x          74.3%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                        9

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                   [PIE CHART]

                         Manufactured Housing      0.9%
                         Industrial                3.1%
                         Self Storage              6.1%
                         Mixed Use                 8.3%
                         Office                   24.0%
                         Retail                   28.0%
                         Multifamily              29.6%


                                                                                  WEIGHTED
                             NUMBER OF                        PERCENTAGE OF       AVERAGE        WEIGHTED
                             MORTGAGED       CUT-OFF DATE        INITIAL          MORTGAGE         WEIGHTED        AVERAGE
                                REAL          PRINCIPAL       MORTGAGE POOL       INTEREST          AVERAGE      CUT-OFF DATE
PROPERTY TYPE                PROPERTIES        BALANCE           BALANCE            RATE           U/W DSCR        LTV RATIO
-------------------------------------------------------------------------------------------------------------------------------
Multifamily                      72         $294,194,629          29.6%            7.0890%           1.42x           76.5%
Retail                           38          277,998,102          28.0%            7.3147%           1.35            75.7%
Office                           28          238,667,971          24.0%            7.3954%           1.30            73.8%
Mixed Use                         8           82,098,568           8.3%            7.2643%           1.34            70.9%
Self Storage                     31           60,092,289           6.1%            7.1988%           1.57            65.9%
Industrial                        4           31,201,673           3.1%            7.4172%           1.45            70.7%
Manufactured Housing              8           8,618, 367           0.9%            7.1984%           1.59            66.5%

-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:         189         $992,871,599         100.0%            7.2583%           1.37x             74.3%
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                                      NUMBER OF                     PERCENTAGE OF     AVERAGE                      WEIGHTED
                                      MORTGAGED    CUT-OFF DATE        INITIAL        MORTGAGE       WEIGHTED       AVERAGE
                                        REAL        PRINCIPAL       MORTGAGE POOL     INTEREST        AVERAGE     CUT-OFF DATE
PROPERTY TYPE    PROPERTY SUB-TYPE   PROPERTIES     BALANCE           BALANCE           RATE         U/W DSCR      LTV RATIO
-------------------------------------------------------------------------------------------------------------------------------
Retail
                 Anchored                29        $259,615,259         26.1%          7.2683%         1.34x         76.2%
                 Unanchored               9          18,382,843          1.9%          7.9698%         1.39          69.0%
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:                  38        $277,998,102         28.0%          7.3147%         1.35x         75.7%
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        UNDERLYING MORTGAGE LOAN SELLER
--------------------------------------------------------------------------------

                                                                                  WEIGHTED
                            NUMBER OF                        PERCENTAGE OF         AVERAGE                    WEIGHTED
                            UNDERLYING     CUT-OFF DATE         INITIAL           MORTGAGE     WEIGHTED       AVERAGE
                             MORTGAGE       PRINCIPAL        MORTGAGE POOL        INTEREST      AVERAGE     CUT-OFF DATE
MORTGAGE LOAN SELLER          LOANS         BALANCE             BALANCE             RATE       U/W DSCR       LTV RATIO
--------------------------------------------------------------------------------------------------------------------------
Column                          90        $509,665,416           51.3%             7.3153%        1.40x         74.3%
PNC                             34         256,872,326           25.9%             7.1451%        1.38          74.0%
Key                             32         226,333,857           22.8%             7.2583%        1.31          74.5%
--------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:        156        $992,871,599          100.0%             7.2583%        1.37x         74.3%
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE PRINCIPAL BALANCES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                         PERCENTATE OF INITIAL MORTGAGE
                                  POOL BALANCE

25.0%             $497,319-$500.000              $7,500,001-$10,000,000

20.0%             $500,000-$1,000,000            $10,000,001-$20,000,000

15.0%             $1,000,001-$2,000,000          $20,000,001-$30,000,000

10.0%             $2,000,001-$3,000,000          $30,000,001-$40,000,000

 5.0%             $3,000,001-$5,000,000          $40,000,001-$50,000,000

 0.0%             $5,000,001-$7,500,000          $50,000,001-$65,294,018


                   RANGE OF CUT-OFF DATE PRINCIPAL BALANCES


                                                                                   WEIGHTED
                                NUMBER OF                    PERCENTAGE OF          AVERAGE                        WEIGHTED
                               UNDERLYING    CUT-OFF DATE       INITIAL            MORTGAGE        WEIGHTED        AVERAGE
   RANGE OF CUT-OFF DATE        MORTGAGE      PRINCIPAL      MORTGAGE POOL         INTEREST         AVERAGE     CUT-OFF DATE
    PRINCIPAL BALANCES           LOANS         BALANCE          BALANCE              RATE          U/W DSCR       LTV RATIO
---------------------------------------------------------------------------------------------------------------------------
  $497,319  -      500,000         2         $    995,451         0.1%              7.6796%          1.34x          76.7%
   500,001  -    1,000,000        23           18,004,672         1.8%              7.7590%          1.50           68.5%
 1,000,001  -    2,000,000        32           46,501,600         4.7%              7.4448%          1.45           72.2%
 2,000,001  -    3,000,000        23           58,063,872         5.8%              7.3219%          1.41           72.7%
 3,000,001  -    5,000,000        29          114,491,710        11.5%              7.2672%          1.37           74.5%
 5,000,001  -    7,500,000        12           76,474,473         7.7%              7.0520%          1.41           75.0%
 7,500,001  -   10,000,000        10           82,538,357         8.3%              7.2674%          1.40           72.6%
10,000,001  -   20,000,000        14          203,232,299        20.5%              7.2069%          1.33           76.9%
20,000,001  -   30,000,000         6          143,577,104        14.5%              7.2990%          1.32           74.4%
30,000,001  -   40,000,000         1           32,896,136         3.3%              7.5000%          1.25           78.3%
40,000,001  -   50,000,000         2           98,000,000         9.9%              7.1543%          1.43           71.6%
50,000,001  -  $65,294,018         2          118,095,925        11.9%              7.2500%          1.40           73.5%
                              -----------------------------------------------------------------------------------------------------
Total/Weighted Average:          156         $992,871,599       100.0%              7.2583%          1.37x          74.3%
                              =====================================================================================================

Maximum Cut-off Date Principal Balance:      $ 65,294,018
Minimum Cut-off Date Principal Balance:      $    497,319
Avg. Cut-off Date Principal Balance:         $  6,364,562

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                           PERCENTAGE OF INITIAL POOL
                                    BALANCE

35.0%           1-15x-1.19x

30.0%           1.2x-1.29x

25.0%           1.3x-1.39x

20.0%           1.4x-1.49x

15.0%           1.5x-1.59x

10.0%           1.6x-1.69x

 5.0%           1.7x-2.67x

 0.0%


              RANGE OF UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS



                                                                                  WEIGHTED
                            NUMBER OF                          PERCENTAGE OF       AVERAGE                       WEIGHTED
                           UNDERLYING       CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED          AVERAGE
     RANGE OF               MORTGAGE          PRINCIPAL        MORTGAGE POOL      INTEREST       AVERAGE       CUT-OFF DATE
    U/W DSCRS                LOANS             BALANCE            BALANCE           RATE        U/W DSCR         LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
 1.15x   -    1.19             1            $  5,093,836            0.5%           7.0000%        1.15x            84.9%
 1.20    -    1.29            41             332,564,849           33.5%           7.2948%        1.26             76.7%
 1.30    -    1.39            46             311,269,503           31.4%           7.2086%        1.35             75.3%
 1.40    -    1.49            35             206,142,298           20.8%           7.3218%        1.43             72.2%
 1.50    -    1.59            13              43,929,432            4.4%           7.1038%        1.56             70.7%
 1.60    -    1.69            11              73,119,880            7.4%           7.2729%        1.62             68.2%
 1.70    -    2.67x            9              20,751,801            2.1%           7.1248%        1.87             67.1%

----------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:      156            $992,871,599          100.0%           7.2583%        1.37x            74.3%
============================================================================================================================
Maximum U/W DSCR:           2.67x
Minimum U/W DSCR:           1.15x
Wtd. Avg. U/W DSCR:         1.37x

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       CUT-OFF DATE LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                             PERCENTAGEOF MORTGAGE
                                  POOL BALANCE

25.0%           35.8%-55.0%             75.1%-77.5%

20.0%           55.1%-65.0%             77.6%-78.5%

15.0%           65.1%-67.5%             78.6%-79.5%

10.0%           67.6%-70.0%             79.6%-80.0%

 5.0%           70.1%-72.5%             80.1%-84.9%

 0.0%           72.6%-75.0%

                  RANGE OF CUT-OFF DATE LOAN-TO-VALUE RATIOS


                                                                                 WEIGHTED
                             NUMBER OF                     PERCENTAGE OF          AVERAGE                         WEIGHTED
                            UNDERLYING     CUT-OFF DATE       INITIAL            MORTGAGE         WEIGHTED        AVERAGE
RANGE OF CUT-OFF DATE        MORTGAGE        PRINCIPAL     MORTGAGE POOL         INTEREST          AVERAGE     CUT-OFF DATE
 LOAN-TO-VALUE RATIOS         LOANS          BALANCE          BALANCE              RATE           U/W DSCR       LTV RATIO
----------------------------------------------------------------------------------------------------------------------------
 35.8%    -    55.0%            5         $  4,159,107          0.4%              7.8994%           1.79x          45.9%
 55.1%    -    65.0%           12           60,225,114          6.1%              7.3651%           1.54           62.3%
 65.1%    -    67.5%            7           64,385,467          6.5%              7.2035%           1.54           66.0%
 67.6%    -    70.0%           15           47,383,311          4.8%              7.2986%           1.40           69.0%
 70.1%    -    72.5%           23          135,996,485         13.7%              7.3382%           1.36           71.4%
 72.6%    -    75.0%           25          124,787,101         12.6%              7.2878%           1.36           74.1%
 75.1%    -    77.5%           19          226,412,787         22.8%              7.2922%           1.36           76.1%
 77.6%    -    78.5%           11          108,038,312         10.9%              7.2560%           1.31           78.0%
 78.6%    -    79.5%           17           99,338,052         10.0%              7.2309%           1.35           79.3%
 79.6%    -    80.0%           18          110,295,993         11.1%              7.0343%           1.34           79.7%
 80.1%    -    84.9%            4           11,849,870          1.2%              7.0839%           1.21           84.4%
                           ---------------------------------------------------------------------------------------------------------
Total/Weighted Average:       156         $992,871,599        100.0%              7.2583%           1.37x          74.3%
                           =========================================================================================================
Maximum Cut-off Date LTV Ratio:                 84.9%
Minimum Cut-off Date LTV Ratio:                 35.8%
Wtd. Avg. Cut-off Date LTV Ratio:               74.3%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE INTEREST RATES
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                               NUMBER OF                           PERCENTAGE OF       AVERAGE                        WEIGHTED
                               UNDERLYING       CUT-OFF DATE          INITIAL         MORTGAGE        WEIGHTED         AVERAGE
        RANGE OF                MORTGAGE         PRINCIPAL         MORTGAGE POOL      INTEREST         AVERAGE      CUT-OFF DATE
MORTGAGE INTEREST RATES          LOANS           BALANCE              BALANCE           RATE          U/W DSCR        LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
6.7000%    -    7.0000%            25           $157,180,911           15.8%           6.9357%           .40x           77.1%
7.0010%    -    7.2500%            56            473,949,648           47.7%           7.1750%          1.39            73.7%
7.2510%    -    7.5000%            40            279,421,372           28.1%           7.4104%          1.34            74.0%
7.5010%    -    7.7500%            16             33,315,752            3.4%           7.6155%          1.38            72.9%
7.7510%    -    8.0000%             5             32,569,940            3.3%           7.8176%          1.29            77.0%
8.0010%    -    8.2500%             7              9,515,519            1.0%           8.1711%          1.39            71.0%
8.2510%    -    8.8200%             7              6,918,458            0.7%           8.5336%          1.49            61.1%
---------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           156           $992,871,599          100.0%           7.2583%          1.37x           74.3%
=================================================================================================================================
Maximum Mortgage Interest Rate:                     8.8200%
Minimum Mortgage Interest Rate:                     6.7000%
Wtd. Avg. Mortgage Interest Rate:                   7.2583%


--------------------------------------------------------------------------------
                        MORTGAGE LOAN AMORTIZATION TYPE
--------------------------------------------------------------------------------

                                                                                      WEIGHTED
                               NUMBER OF                         PERCENTAGE OF         AVERAGE                           WEIGHTED
                              UNDERLYING       CUT-OFF DATE         INITIAL           MORTGAGE        WEIGHTED            AVERAGE
                               MORTGAGE          PRINCIPAL       MORTGAGE POOL        INTEREST         AVERAGE         CUT-OFF DATE
LOAN TYPE                       LOANS             BALANCE           BALANCE             RATE          U/W DSCR           LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
Balloon                          139           $785,906,159          79.2%             7.2437%          1.37x             75.0%
ARD                               15            203,885,032          20.5%             7.3092%          1.38              71.5%
Fully Amortizing                   2              3,080,408           0.3%             7.5906%          1.35              64.5%
------------------------------------------------------------------------------------------------------------------------------------

Total/Weighted Average:          156           $992,871,599         100.0%             7.2583%          1.37x             74.3%
====================================================================================================================================

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    ORIGINAL TERM TO ORIGINAL MATURITY (1)
--------------------------------------------------------------------------------

                                                                                          WEIGHTED
                                     NUMBER OF                          PERCENTAGE OF      AVERAGE                      WEIGHTED
         RANGE OF                   UNDERLYING       CUT-OFF DATE          INITIAL        MORTGAGE      WEIGHTED         AVERAGE
      ORIGINAL TERMS                 MORTGAGE          PRINCIPAL        MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS)           LOANS           BALANCE              BALANCE          RATE        U/W DSCR       LTV RATIO
-----------------------------------------------------------------------------------------------------------------------------------
   60        -         84               1           $  7,576,662            0.8%           7.3700%        1.65x          73.6%
   85        -        120             147            936,536,523           94.3%           7.2400%        1.38           74.1%
  121        -        240               8             48,758,414            4.9%           7.5908%        1.27           77.2%
-----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:               156           $992,871,599          100.0%           7.2583%        1.37x          74.3%
==================================================================================================================================
Maximum Original Term to Stated Maturity (Months):           240
Minimum Original Term to Stated Maturity (Months):            60
Wtd. Avg. Original Term to Stated Maturity (Months):         122

(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------
                    REMAINING TERM TO ORIGINAL MATURITY (1)
--------------------------------------------------------------------------------

                                                                                           WEIGHTED
                                   NUMBER OF                           PERCENTAGE OF        AVERAGE                       WEIGHTED
         RANGE OF                 UNDERLYING         CUT-OFF DATE         INITIAL          MORTGAGE       WEIGHTED        AVERAGE
     REMAINING TERMS               MORTGAGE           PRINCIPAL        MORTGAGE POOL       INTEREST       AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS)          LOANS             BALANCE             BALANCE           RATES       U/W DSCR         LTV RATIO
------------------------------------------------------------------------------------------------------------------------------------
  56        -          84              1             $  7,576,662            0.8%           7.3700%         1.65x           73.6%
  85        -         120            147              936,536,523           94.3%           7.2400%         1.38            74.1%
 121        -         240              8               48,758,414            4.9%           7.5908%         1.27            77.2%
------------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:              156             $992,871,599          100.0%           7.2583%         1.37x           74.3%
====================================================================================================================================
Maximum Remaining Term to Stated Maturity (Months):           240
Minimum Remaining Term to Stated Maturity (Months):            56
Wtd. Avg. Remaining Term to Stated Maturity (Months):         118


(1) In the case of ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the foregoing table.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          ORIGINAL AMORTIZATION TERM
--------------------------------------------------------------------------------

                                                                                     WEIGHTED
                            NUMBER OF                            PERCENTAGE OF        AVERAGE                       WEIGHTED
       RANGE OF            UNDERLYING        CUT-OFF DATE           INITIAL           MORTGAGE      WEIGHTED         AVERAGE
ORIGINAL AMORTIZATION       MORTGAGE           PRINCIPAL         MORTGAGE POOL        INTEREST       AVERAGE       CUT-OFF DATE
   TERMS (MONTHS)             LOANS            BALANCE              BALANCE             RATE        U/W DSCR         LTV RATIO
-------------------------------------------------------------------------------------------------------------------------------
 180     -     240             11           $ 13,822,687              1.4%             7.4363%        1.39x           68.6%
 241     -     300             37            183,819,044             18.5%             7.3551%        1.41            70.9%
 301     -     360            108            795,229,869             80.1%             7.2328%        1.36            75.2%
-------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:       156           $992,871,599            100.0%             7.2583%        1.37x           74.3%
===============================================================================================================================
Maximum Original Amortization Term (Months):         360
Minimum Original Amortization Term (Months):         180
Wtd. Avg. Original Amortization Term (Months):       346



--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION TERM
--------------------------------------------------------------------------------


                                                                            WEIGHTED
                             NUMBER OF                     PERCENTAGE OF     AVERAGE                         WEIGHTED
      RANGE OF              UNDERLYING     CUT-OFF DATE       INITIAL       MORTGAGE        WEIGHTED         AVERAGE
REMAINING AMORTIZATION       MORTGAGE        PRINCIPAL     MORTGAGE POOL    INTEREST        AVERAGE        CUT-OFF DATE
   TERMS (MONTHS)             LOANS         BALANCE           BALANCE         RATES         U/W DSCR        LTV RATIO
------------------------------------------------------------------------------------------------------------------------
 173      -       180           1         $    980,408          0.1%         8.3200%         1.45x            53.9%
 181      -       240          10           12,842,279          1.3%         7.3688%         1.38             69.7%
 241      -       300          37          183,819,044         18.5%         7.3551%         1.41             70.9%
 301      -       360         108          795,229,869         80.1%         7.2328%         1.36             75.2%
------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:       156         $992,871,599        100.0%         7.2583%         1.37x            74.3%
========================================================================================================================
Maximum Remaining Amortization Term (Months):      360
Minimum Remaining Amortization Term (Months):      173
Wtd. Avg. Remaining Amortization Term (Months):    341

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             YEAR BUILT/RENOVATED
--------------------------------------------------------------------------------

                                                                              WEIGHTED
                        NUMBER OF                         PERCENTAGE OF        AVERAGE                      WEIGHTED
                        MORTGAGED      CUT-OFF DATE          INITIAL          MORTGAGE       WEIGHTED        AVERAGE
  RANGE OF YEAR           REAL          PRINCIPAL         MORTGAGE POOL       INTEREST       AVERAGE      CUT-OFF DATE
 BUILT/RENOVATED        PROPERTIES       BALANCE             BALANCE            RATE         U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------------
 1956   -   1970            10         $ 16,297,173            1.6%            7.2587%         1.46x          70.6%
 1971   -   1980            23           62,043,472            6.2%            7.2269%         1.51           70.3%
 1981   -   1990            45          149,894,425           15.1%            7.2931%         1.41           71.6%
 1991   -   2002           111          764,636,530           77.0%            7.2540%         1.35           75.2%
------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:    189         $992,871,599          100.0%            7.2583%         1.37x          74.3%
========================================================================================================================
Most Recent Year Built/Year Renovated: 2002
Oldest Year Built/Year Renovated:      1956
Wtd. Avg. Year Built/Year Renovated:   1995



--------------------------------------------------------------------------------
                        OCCUPANCY RATES AT UNDERWRITING
--------------------------------------------------------------------------------


                                                                                     WEIGHTED
                               NUMBER OF                           PERCENTAGE OF      AVERAGE                        WEIGHTED
                               MORTGAGED        CUT-OFF DATE          INITIAL        MORTGAGE        WEIGHTED        AVERAGE
      RANGE OF                    REAL           PRINCIPAL         MORTGAGE POOL     INTEREST        AVERAGE      CUT-OFF DATE
OCCUPANCY RATES AT U/W         PROPERTIES         BALANCE             BALANCE          RATE         U/W DSCR        LTV RATIO
--------------------------------------------------------------------------------------------------------------------------------
 44.0%    -    84.9%               13           $ 32,733,002            3.3%          7.2526%          1.47x           70.9%
 85.0%    -    89.9%               16             40,165,001            4.0%          7.2840%          1.48            67.1%
 90.0%    -    94.9%               32            183,693,436           18.5%          7.2147%          1.36            75.2%
 95.0%    -    97.4%               48            314,438,937           31.7%          7.2085%          1.36            76.3%
 97.5%    -   100.0%               80            421,841,225           42.5%          7.3123%          1.37            73.3%
--------------------------------------------------------------------------------------------------------------------------------
Total/Weighted Average:           189           $992,871,599          100.0%          7.2583%          1.37x           74.3%
================================================================================================================================
Maximum Occupancy Rate at U/W:  100.0%
Minimum Occupancy Rate at U/W:   44.0%
Wtd. Avg. Occupancy Rate at U/W: 95.7%

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PREPAYMENT PROVISION AS OF CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                   WEIGHTED           WEIGHTED
                                                                                    AVERAGE            AVERAGE
                                                               PERCENTAGE OF       REMAINING          REMAINING         WEIGHTED
     RANGE OF                 NUMBER OF      CUT-OFF DATE         INITIAL           LOCKOUT            LOCKOUT          AVERAGE
 REMAINING TERMS TO           MORTGAGE         PRINCIPAL       MORTGAGE POOL         PERIOD         PLUS YM PERIOD      MATURITY
STATED MATURITY (YEARS)        LOANS            BALANCE           BALANCE           (YEARS)            (YEARS)         (YEARS) (1)
------------------------------------------------------------------------------------------------------------------------------------
   2.00    -     8.99            2          $  9,576,087            1.0%              5.0                 5.0              5.3
   9.00    -     9.49           21            37,950,321            3.8%              9.0                 9.0              9.3
   9.50    -     9.99          119           772,106,777           77.8%              9.1                 9.4              9.7
  10.00    -    10.99            7           153,908,137           15.5%              9.8                 9.8             10.1
  12.00    -    20.00            7            19,330,278            1.9%             14.4                14.4             14.7
------------------------------------------------------------------------------------------------------------------------------------
    Total/Weighted Average:    156          $992,871,599          100.0%              9.2                 9.5              9.8
====================================================================================================================================

(1) In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

--------------------------------------------------------------------------------
                               PREPAYMENT OPTION
--------------------------------------------------------------------------------

                                                                                               WEIGHTED          WEIGHTED
                                                                                               AVERAGE           AVERAGE
                                                              PERCENTAGE OF    REMAINING      REMAINING          WEIGHTED
                               NUMBER OF       CUT-OFF DATE      INITIAL        LOCKOUT        LOCKOUT           AVERAGE
                               MORTGAGE         PRINCIPAL     MORTGAGE POOL     PERIOD      PLUS YM PERIOD       MATURITY
  PREPAYMENT OPTION             LOANS            BALANCE         BALANCE        (YEARS)        (YEARS)          (YEARS) (1)
----------------------------------------------------------------------------------------------------------------------------
 Lockout /Defeasance             150          $957,712,605        96.5%           9.5             9.5               9.8
 Lockout /Yield Maintenance        5            32,219,545         3.2%           3.1             9.3               9.7
 Yield Maintenance                 1             2,939,449         0.3%           0.0             9.4               9.8
----------------------------------------------------------------------------------------------------------------------------
    Total/Weighted Average:      156          $992,871,599       100.0%           9.2             9.5               9.8
============================================================================================================================

(1) In the case of the hyper-amortization loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of the indicated column.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     MORTGAGE POOL PREPAYMENT PROFILE (1)
--------------------------------------------------------------------------------

                           NUMBER OF
          MONTHS SINCE     MORTGAGE       OUTSTANDING      % OF POOL         YIELD        % OF POOL
 DATE     CUT-OFF DATE       LOANS        BALANCE (MM)      LOCKOUT       MAINTENANCE        OPEN          TOTAL
-------------------------------------------------------------------------------------------------------------------
Mar-02          0             156        $       992.9       99.7%           0.3%             0.0%        100.0%
Mar-03         12             156        $       982.8       99.7%           0.3%             0.0%        100.0%
Mar-04         24             156        $       972.0       99.7%           0.3%             0.0%        100.0%
Mar-05         36             156        $       960.1       97.3%           2.7%             0.0%        100.0%
Mar-06         48             156        $       947.3       97.3%           2.7%             0.0%        100.0%
Mar-07         60             155        $       926.0       96.4%           3.6%             0.0%        100.0%
Mar-08         72             155        $       911.3       96.4%           3.6%             0.0%        100.0%
Mar-09         84             155        $       895.6       96.4%           3.6%             0.0%        100.0%
Mar-10         96             154        $       877.0       96.4%           3.6%             0.0%        100.0%
Mar-11        108             154        $       858.9       94.8%           3.6%             1.6%        100.0%
Mar-12        120              8         $        37.4      100.0%           0.0%             0.0%        100.0%
Mar-13        132              7         $        15.6      100.0%           0.0%             0.0%        100.0%
Mar-14        144              6         $        11.4      100.0%           0.0%             0.0%        100.0%
Mar-15        156              6         $        10.9      100.0%           0.0%             0.0%        100.0%
Mar-16        168              6         $        10.4       99.3%           0.0%             0.7%        100.0%
Mar-17        180              1         $         0.9      100.0%           0.0%             0.0%        100.0%

(1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurchased prior to stated maturity, except that the hyper-amortization loans are assumed to pay in full on their respective Anticipated Repayment Dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------





              [PHOTO]                                    [PHOTO]





    300 M STREET OFFICE BUILDING              OAK RIDGE OFFICE PORTFOLIO
    WASHINGTON, DC                            OAK RIDGE, TN





              [PHOTO]                                    [PHOTO]





    THE SUMMIT - PHASE II                     CLOPPER ROAD PORTFOLIO
    BIRMINGHAM, AL                            GAITHERSBURG, MD





                                     [PHOTO]





                  LOCKE SOVRAN PORTFOLIO-10114 OLD KATY ROAD
                  HOUSTON, TX

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------





              [PHOTO]                                    [PHOTO]





    THE SHOPS AT DEERFIELD SQUARE             PARK CENTER OFFICE BUILDING
    DEERFIELD, IL                             PLANO, TX





              [PHOTO]                                    [PHOTO]





    TUTTLE CROSSING                           BRIDGEPARK SHOPPING CENTER
    COLUMBUS, OH                              LADERA RANCH, CA





                                     [PHOTO]





                       METROPLEX WEST
                       PLYMOUTH MEETING, PA

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SIGNIFICANT MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                                   PERCENTAGE
                                                                 OF INITIAL NET                                              CUT-OFF
                                                  CUT-OFF DATE      MORTGAGE                              MORTGAGE            DATE
                                   PROPERTY         PRINCIPAL        POOL           SQUARE      LOAN      INTEREST     U/W     LTV
#  LOAN NAME                         TYPE            BALANCE        BALANCE          FEET      PER SF       RATE       DSCR   RATIO
-----------------------------------------------------------------------------------------------------------------------------------
1   Metroplex West                 Retail        $ 65,294,018       6.6%          477,461      $137        7.25%     1.41x    75.1%
------------------------------------------------------------------------------------------------------------------------------------
2   300 M Street Office Building   Office        $ 52,801,908       5.3%          279,381      $189        7.25%     1.39x    71.6%
------------------------------------------------------------------------------------------------------------------------------------
3   The Shops at Deerfield Square  Mixed Use     $ 50,000,000       5.0%          237,079      $211        7.12%     1.27x    77.1%
------------------------------------------------------------------------------------------------------------------------------------
4   Locke Sovran Portfolio         Self Storage  $ 48,000,000       4.8%        1,782,426      $ 27        7.19%     1.60x    65.8%
------------------------------------------------------------------------------------------------------------------------------------
5   SSC Portfolio                  Retail        $ 34,804,899       3.5%          402,915      $ 86        7.36%     1.28x    79.5%
------------------------------------------------------------------------------------------------------------------------------------
6   Park Center Office Building    Office        $ 32,896,136       3.3%          234,951      $140        7.50%     1.25x    78.3%
------------------------------------------------------------------------------------------------------------------------------------
7   Oak Ridge Office Portfolio     Office        $ 29,428,137       3.0%          413,965      $ 71        7.81%     1.27x    77.0%
------------------------------------------------------------------------------------------------------------------------------------
8   Clopper Road Portfolio         Mixed Use     $ 28,201,325       2.8%          197,292      $143        7.40%     1.45x    61.8%
------------------------------------------------------------------------------------------------------------------------------------
9   Bridgepark Shopping Center     Retail        $ 23,424,249       2.4%          100,918      $232        7.13%     1.34x    79.1%
------------------------------------------------------------------------------------------------------------------------------------
10  The Summit - Phase II          Retail        $ 21,421,366       2.2%          103,924      $206        7.35%     1.33x    77.9%
------------------------------------------------------------------------------------------------------------------------------------
              Total /Wtd. Avg.                   $386,272,037      38.9%        4,230,312      $ 91        7.31%     1.37x    74.0%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                METROPLEX WEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal Balance:           $65,294,018

     First Payment Date:                       December 11, 2001

     Interest Rate:                            7.25% per annum
     Amortization:                             360 Months
     ARD Date:                                 November 11, 2011
     Maturity Date:                            November 11, 2031

     Maturity Balance:                         $57,481,935

     Sponsor(s):                               Goldenberg Group, Inc.

     Interest Calculation:                     Actual/360

     Call Protection:                          Lockout/defeasance: 116
                                               Open: 4

     Loan per SF:                              $137

     Up-Front Reserves:                        Homelife Letter of Credit           $850,000 (1)

                                               Unpaid Intech Invoice
                                               Reserve                             $355,648 (2)

                                               Unfunded TI & LC Reserve            $258,752 (3)

                                               Free Rent Reserve                   $93,603 (4)

                                               Engineering Reserve                 $9,375 (5)

     Ongoing Reserves:                         Tax and Insurance                   Yes (6)

                                               Replacement Reserve                 Yes (7)

                                               TI/LC Reserve                       Yes (8)

     Lockbox:                                  Hard

--------------------------------------------------------------------------------
                            Property Information
--------------------------------------------------------------------------------

   Single Asset/Portfolio:        Single Asset

   Property Type:                 Retail

   Property Sub-Type:             Anchored
   Location:                      Plymouth Meeting, PA
   Year Built/Renovated:          2001/N/A

   Square Footage:                477,461

   Occupancy:                     100% (9)


   Ownership Interest:            Fee

                                               % of Total
   20 Tenants including:       NRSF              NRSF         Lease Expiration
   ---------------------       ----              ----         ----------------
   Giant Food Store           67,185             14%              2/28/2021
   Seaman's Furniture         48,341             10%             10/31/2015
   Company, Inc.
   Best Buy                   45,723             10%              9/30/2015

   Property Management:       Goldenberg Management, Inc.

   U/W Net Cash Flow:         $7,538,374

   U/W DSCR:                  1.41x

   Appraised Value:           $87,000,000

   Cut-off Date LTV:          75.1%

   Maturity LTV:              66.1%


(1) The borrower was required to establish a Letter of Credit in the amount of $850,000.00 for the re-tenanting of the space of a bankrupt tenant. Seaman's Furniture Company, has assumed the lease and the letter of credit will be reduced (i) by $283,333.33 upon occupancy by Seaman's Furniture Company, and (ii) provided certain conditions have been met, by an additional $283,333.33 on the one (1) year anniversary and the three (3) year anniversary of the first reduction.

(2) The borrower was additionally required to deposit upfront reserves ($355,648) to be disbursed upon completion of certain site work by borrower's site contractor, Intech Construction.

(3) The borrower was additionally required to deposit upfront reserves ($258,752) for unpaid tenant allowances and CAM reconciliations.

(4) The borrower was additionally required to deposit upfront reserves ($93,603) for rent abatements for certain tenants whose abatemens were to phase out within the first year of the loan.

(5) The Engineering Reserve was established to fund immediate repairs at the subject property.

(6) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to deposit $5,968 per month ($0.15 per square foot per year) into a Replacement Reserve.

(8) The borrower is required to deposit $10,833 per month ($0.27 per square foot per year) into a TI/LC Reserve until the amount in the TI/LC Reserve reaches $520,000 or, after that date, if vacancies exceed a certain percent, $780,000.

(9)  Occupancy is based on the November 30, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                METROPLEX WEST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Additional Information
--------------------------------------------------------------------------------

o The subject property is a recently constructed, 778,190 SF regional power center shadow anchored by tenant-owned Target and Lowe's stores. The loan collateral consists of 477,461 SF of NRA that is 100% leased to 20 tenants.

o Over 54% of the space is leased to investment grade tenants. Major tenants include: Giant Foods (Royal Ahold) ($18/sf; 14% NRA; lease exp. 2/28/21; S&
   P: BBB+), Seaman's Furniture Company, Inc. (assumed Homelife Lease) ($14/sf; 10% NRA; lease exp. 10/31/15), Best Buy ($17/sf; 10% NRA; lease exp. 9/30/15; S& P: BBB-), Dick's Sporting Goods ($18/sf; 9% NRA; lease exp. 8/31/15) and Bed Bath & Beyond ($17/sf; 7% NRA; lease exp. 1/31/16; S&
   P: BBB-).

o The property is located in Plymouth Meeting, Montgomery County, Pennsylvania, approximately 18 miles northwest of Philadelphia. Metroplex is located at the crossroads for the "Seven County" region with the major access arteries of I-476 (the Blue Route, which ties to I-95), and I-276/I-76 (the Pennsylvania Turnpike). The intersection of the Blue Route and the Pennsylvania Turnpike is the second most traveled transportation node in Pennsylvania with a traffic count of 185,000 cars per day.

o The subject's trade area is one of the most affluent in the Philadelphia MSA with a 2001 average household income of $68,338 and a median property valuation of $175,086. Due to the vast highway network surrounding the property, the subject's trade area encompasses a 20-mile radius.

o The Philadelphia based Goldenberg Group, Inc. owns a 47.5% interest in the borrowing entity. It is a full service real estate development and management company. It has developed and manages over three million square feet of space in Philadelphia and southern New Jersey.

o The Pennsylvania Real Estate Investment Trust (PREIT), based in Philadelphia, owns a 50% interest in the borrowing entity. PREIT is a publicly traded real estate investment trust (NYSE: PEI), which currently owns and operates a diversified portfolio of interests in 45 properties with 9.8 million square feet of retail space and 7,242 apartment units.

o Metroplex West is managed by Goldenberg Management, Inc., the management affiliate of the Goldenberg Group, Inc.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                METROPLEX WEST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                       Lease Rollover Schedule Metroplex

                               AVERAGE
                              BASE RENT                                              % OF TOTAL BASE
              # OF LEASES       PER SF      % OF TOTAL SF      CUMULATIVE % OF       RENTAL REVENUES        CUMULATIVE % OF TOTAL
   YEAR          ROLLING       ROLLING          ROLLING          SF ROLLING              ROLLING           RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
   2002            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2003            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2004            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2005            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2006            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2007            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2008            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2009            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2010            0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------
   2011            9           $19.06           26.4%               26.4%                27.7%                    27.7%
------------------------------------------------------------------------------------------------------------------------------------
   2012            0            $0.00            0.0%               26.4%                 0.0%                    27.7%
------------------------------------------------------------------------------------------------------------------------------------
 2012-2021        11           $17.82           73.6%              100.0%                72.3%                   100.0%
------------------------------------------------------------------------------------------------------------------------------------
  Vacant           0            $0.00            0.0%                0.0%                 0.0%                     0.0%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         300 M STREET OFFICE BUILDING
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal Balance:         $52,801,908

     First Payment Date:                     November 11, 2001

     Interest Rate:                          7.25% per annum
     Amortization:                           360 Months
     ARD Date:                               October 11, 2011
     Maturity Date:                          October 11, 2031
     Maturity Balance:                       $46,519,378

     Sponsor(s):                             Potomac Investment Properties, Inc.

     Interest Calculation:                   Actual/360

     Call Protection:                        Lockout/defeasance: 113
                                             Open: 7

     Loan per SF:                            $189

     Up-Front Reserves:                      None


     Ongoing Reserves:                       Tax and Insurance         Yes (1)

                                             Replacement Reserve       Yes (2)

                                             TI/LC Reserve             Yes (3)

     Lockbox:                                Hard





--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

           Single Asset/Portfolio:        Single Asset

           Property Type:                 Office

           Property Sub-Type:             CBD
           Location:                      Washington, D. C.
           Year Built/Renovated:          2001/N/A
           Square Footage:                279,381

           Occupancy:                     100% (4)


           Ownership Interest:            Fee

                                                       % of Total
           Major Tenants                  NRSF             NRSF      Lease Expiration
           -------------                  ----             ----      ----------------
           PRC, Inc.                    91,733             33%           4/30/2011

          Lockheed Martin               73,808             26%           4/30/2011

           ADI Technology, Inc.         36,905             13%           4/30/2011



           Property Management:         Cushman & Wakefield of Washington, DC, Inc.

           U/W Net Cash Flow:           $6,021,094

           U/W DSCR:                    1.39x

           Appraised Value:             $73,700,000

           Cut-off Date LTV:            71.6%

           Maturity LTV:                63.1%





(1) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to the expiration of the related policies.

(2) The borrower is required to deposit $4,674 per month ($0.20 per square foot per year) into a Replacement Reserve account until the amount in the Replacement Reserve Account equals $112,810.

(3) The borrower is required to deposit $22,917 per month ($0.98 per square foot per year), which amount is required to be increased annually until October 11, 2011, into a TI/LC Reserve account.

(4)  Occupancy is based on the November 30, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         300 M STREET OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Additional Information
--------------------------------------------------------------------------------


o The subject property, built in 2001, is a 279,381 square foot Class A office building is located in the South Capitol/M Street corridor of the Capitol Hill office market. The site is directly across the street from the Washington Naval Yard which is the new headquarters for the Naval Sea Systems Command (NAVSEA) and one mile from the U. S. Capitol. NAVSEA is the Navy's central command for designing, building and procuring U. S. Naval Ships and shipboard weapons systems.

o The NAVSEA Headquarters project is the largest single office project ever awarded by the Navy. Its recent completion provides approximately one million square feet of office space and 1,500 parking spaces. In connection with the relocation of NAVSEA, close to 4,100 civilian, military and government support personnel will move to the new headquarters at the Washington Naval Yard.

o The Property is currently 100% leased to 8 tenants plus the garage. The tenants at the subject property are generally Navy contractors who moved to the property in connection with NAVSEA's relocation to the Washington Naval Yard. The two largest tenants at the property are PRC, Inc. (Litton Industries) and Lockheed Martin. Litton Industries is rated BBB+ by S& P and leases 32.8% of the property. Lockheed Martin is rated BBB-with a positive outlook by S& P and leases 26.4% of the property.

o The annual TI/LC reserve is $275,000, increasing by $25,000 or more per year for each year of the loan. The reserve at loan maturity will be $3.9 million ($13.96 PSF). In addition, 12 months prior to the anticipated repayment date, there is a 100% excess cash flow sweep if tenants accounting for at least sixty-five percent (65%) of the rentable square footage have not renewed their leases for at least a 5 year term.

o The Sponsor of the loan is a subsidiary of Potomac Investment Properties, Inc. Under the direction of Bernard Gewirz, Potomac Investment Properties, Inc. has developed 2.5 million square feet of office and residential space in Washington, D. C. for the past 76 years.

o  Cushman & Wakefield of Washington, DC, Inc. is the property manager.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         300 M STREET OFFICE BUILDING
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                           Lease Rollover Schedule 300 M Street Office Building

                       AVERAGE
                         BASE                                       % OF TOTAL BASE
             # OF      RENT PER                                          RENTAL
            LEASES        SF       % OF TOTAL SF    CUMULATIVE %        REVENUES       CUMULATIVE % OF TOTAL
 YEAR      ROLLING     ROLLING         ROLLING      OF SF ROLLING       ROLLING       RENTAL REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------
2002          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2003          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2004          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2005          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2006          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2007          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2008          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2009          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2010          0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------
2011          8        $29.03         100.0%          100.0%            100.0%                 100.0%
---------------------------------------------------------------------------------------------------------------
Vacant        0         $0.00           0.0%            0.0%              0.0%                   0.0%
---------------------------------------------------------------------------------------------------------------

Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         THE SHOPS AT DEERFIELD SQUARE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal Balance:          $50,000,000

     First Payment Date:                      April 1, 2002

     Interest Rate:                           7.12% per annum
     Amortization:                            360 Months
     Maturity Date:                           March 1, 2012
     Maturity Balance:                        $43,760,424
     Sponsor(s):                              Deerland Square, Ltd. and Kirby
                                              Limited Partnership d/b/a Deerland Square
                                              Limited Partnership

     Interest Calculation:                    Actual/360

     Call Protection:                         Lockout/defeasance: 117
                                              Open: 3

     Loan per SF:                             $211

     Up-Front Reserves:                       Replacement Reserve Escrow
                                              and Security Agreement                    $150,000 (1)


     Ongoing Reserves:                        Tax and Insurance                         Yes (2)

                                              TI/LC Reserve                             Yes (3)

     Lockbox:                                 None


--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

   Single Asset/Portfolio:        Single Asset

   Property Type:                 Mixed Use

   Property Sub-Type:             Retail/Office
   Location:                      Deerfield, IL
   Year Built/Renovated:          2000/N/A
   Square Footage:                237,079

   Occupancy:                     95% (4)

   Ownership Interest:            Fee

                                              % of Total
   Major Tenants                  NRSF           NRSF         Lease Expiration
   -------------                  ----           ----         ----------------

   Whole Foods                 38,702           16%             9/30/2020
   Barnes & Noble              27,692           12%             4/30/2016



   Property Management:           CRM Properties Group, Ltd.


   U/W Net Cash Flow:             $5,130,079

   U/W DSCR:                      1.27x

   Appraised Value:               $64,850,000

   Cut-off Date LTV:              77.1%

   Maturity LTV:                  67.5%


(1) The borrower delivered a letter of credit in the amount of $150,000 ($0.63 per square foot per year). When drawn upon by lender, the proceeds of the Letter of Credit will be deposited into a Replacement Reserve account. If at any time the balance in the reserve account falls below $150,000, the borrower must deposit $3,366 per month until a balance of $150,000 is again achieved.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(3) The borrower is required to deposit $5,356 per month ($0.27 per square foot per year) into an interest bearing reserve for tenant improvements and leasing commissions until the required escrow balance of $350,000 has been achieved. If at any time thereafter the balance in the reserve account falls below $350,000, the borrower must deposit $5,356 per month until the required balance of $350,000 is again achieved.

(4)  Occupancy is based on the January 11, 2002 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         THE SHOPS AT DEERFIELD SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Additional Information
--------------------------------------------------------------------------------

o The subject property consists of 169,864 SF of retail space with 28 tenants and 67,215 SF of office space with 10 tenants. The site is improved with 10 buildings, eight of which are primarily retail and two of which are primarily office.

o The property was designed with multiple storefronts and facades to create the feeling of a downtown mainstreet by accommodating pedestrian traffic and a large town plaza in front of one of the buildings. The subject's exterior's are brick, stone, and precast concrete, with real slate used on all the pitched roofs.

o The site was formerly a smaller community center that was also anchored by a Walgreens.

o The property is located on the southwest corner of Deerfield and Waukegun roads, a major intersection in Deerfield. The property is located about 1 mile east of I-94 and enjoys strong demographics, with a median household income within a 5 mile radius of the property of $127,538, and an average household income of $203,446.

o The property is leased and managed by CRM Properties Group, Ltd., which is an affiliate of the Borrower. The management company is located on-site. The company manages all the properties owned by the principals of the Borrower, including four office properties, four retail properties, three mixed use office/retail properties and one self-storage facility.

o Construction of the improvements began in 1999 with completion in 2000, at an estimated cost of $63,000,000.


----------------------------------------------------------------------------------------------------------------------------
                                     Lease Rollover Schedule Shops at Deerfield Square
                              AVERAGE
                             BASE RENT                                      % OF TOTAL BASE
            # OF LEASES        PER SF    % OF TOTAL SF   CUMULATIVE % OF     RENTAL REVENUES         CUMULATIVE % OF TOTAL
   YEAR       ROLLING         ROLLING       ROLLING        SF ROLLING            ROLLING            RENTAL REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------
   2001          0             $0.00          0.0%           0.0%                0.0%                       0.0%
----------------------------------------------------------------------------------------------------------------------------
   2002          0             $0.00          0.0%           0.0%                0.0%                       0.0%
----------------------------------------------------------------------------------------------------------------------------
   2003          0             $0.00          0.0%           0.0%                0.0%                       0.0%
----------------------------------------------------------------------------------------------------------------------------
   2004          2            $19.37          2.8%           2.8%                2.7%                       2.7%
----------------------------------------------------------------------------------------------------------------------------
   2005          1            $19.06          2.0%           4.9%                1.9%                       4.6%
----------------------------------------------------------------------------------------------------------------------------
   2006          4            $28.12          6.2%          11.0%                8.5%                      13.1%
----------------------------------------------------------------------------------------------------------------------------
   2007          1            $19.00          0.7%          11.7%                0.6%                      13.7%
----------------------------------------------------------------------------------------------------------------------------
   2008          2            $22.76          4.7%          16.4%                5.3%                      18.9%
----------------------------------------------------------------------------------------------------------------------------
   2009          1            $26.92          0.9%          17.3%                1.2%                      20.2%
----------------------------------------------------------------------------------------------------------------------------
   2010         11            $25.85         16.5%          33.8%               20.9%                      41.1%
----------------------------------------------------------------------------------------------------------------------------
   2011          8            $28.29         14.8%          48.6%               20.5%                      61.6%
----------------------------------------------------------------------------------------------------------------------------
   2012          2             $0.00          4.8%          53.4%                7.0%                      68.6%
----------------------------------------------------------------------------------------------------------------------------
After 2012       4            $15.81         40.5%          93.9%               31.4%                     100.0%
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LOCKE SOVRAN PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal Balance:           $48,000,000

     First Payment Date:                       April 1, 2002

     Interest Rate:                            7.19% per annum
     Amortization:                             300
     Maturity Date:                            March 1, 2012

     Maturity Balance:                         $38,639,192

     Sponsor(s):                               REIT Sovran Self Storage, Inc.

     Interest Calculation:                     Actual/360

     Call Protection:                          Lockout/defeasance: 116
                                               Open: 4

     Loan per SF:                              $27

     Up-Front Reserves:                        Engineering Reserve         $1,800,000 (1)

                                               Environmental Escrow
                                               (O& M)                      $15,000 (2)

                                               Environmental Escrow        $100,000 (3)

     Ongoing Reserves:                         Tax and Insurance           Yes (4)

                                               Replacement Reserve         Yes (5)

     Lockbox:                                  Springing

--------------------------------------------------------------------------------
                       Property Information
--------------------------------------------------------------------------------

    Single Asset/Portfolio:        Portfolio

    Property Type:                 Self-Storage

    Property Sub-Type:             N/A
                                   Texas, Massachusetts, Georgia, Maine, Ohio,
    Location:                      South Carolina, Pennsylvania, Louisiana, New York

    Year Built/Renovated:          1968-1995/N/A

    Square Footage:                1,782,426

    Occupancy:                     83% (6)

    Ownership Interest:            Fee


    Property Management:           Sovran Acquisition Limited Partnership (SALP)

    U/W Net Cash Flow:             $6,626,696

    U/W DSCR:                      1.60x

    Appraised Value:               $72,915,000

    Cut-off Date LTV:              65.8%


    Maturity LTV:                  53.0%








(1) The Engineering Reserve was established to fund immediate repairs at each property, together with additional repairs budgeted by borrower.

(2) The Environmental Escrow (O& M) in the amount of $15,000 was established to fund O& M Plans and various required permits at the Roswell Road Property, the Salem Church Road Property, the Neff Road Property, the Samuell Boulevard Property, the Airline Highway Property, the Hempstead Road Property, the Spencer Street Property, the Highway 249 Property, the Kuykendahl Property and the Washington Circle Property.

(3) The second Environmental Escrow in the amount of $100,000 was established to fund remediation at the Plantation Road Property and the Washington Circle Property or to purchase environmental insurance if remediation is not completed within stipulated time frame.

(4) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(5) The borrower is required to deposit $26,350 per month ($0.18 per square foot per year) into a Replacement Reserve account.

(6) Occupancy is based on the rent rolls ranging from November 30, 2001 to December 17, 2001.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LOCKE SOVRAN PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                         ALLOCATED
  PROPERTY                        LOCATION              LOAN AMOUNT    YEAR BUILT   OCCUPANCY      TOTAL SF
-----------------------------------------------------------------------------------------------------------
   Uncle Bob's Self Storage       Baton Rouge, LA       $1,333,000       1971          75%          71,920
   Uncle Bob's Self Storage       Cleveland, OH         $3,300,000       1979          90%          74,882
   Security Self Storage          Columbia, SC          $1,975,000       1986          56%          72,976
   Central Self Storage           Dallas, TX            $1,200,000       1985          90%          61,520
   Uncle Bob's Self Storage       Dallas, TX            $2,130,000       1974          87%          79,046
   Security Self Storage          Dracut, MA            $2,940,000       1986          84%          46,126
   Uncle Bob's Self Storage       Harrisburg, PA        $1,835,000       1977          83%          59,450
   Central Self Storage           Houston, TX           $1,325,000       1979          84%          77,454
   Central Self Storage           Houston, TX             $918,000       1984          89%          57,279
   Central Self Storage           Houston, TX           $1,667,000       1979          88%         108,318
   Central Self Storage           Houston, TX           $2,010,000       1968          84%         108,839
   Central Self Storage           Houston, TX             $985,000       1985          75%          61,275
   Central Self Storage           Houston, TX             $832,000       1983          88%          51,200
   Central Self Storage           Houston, TX           $2,775,000       1979          88%         124,674
   Uncle Bob's Self Storage       Houston, TX           $2,030,000       1995          92%          52,860
   Security Self Storage          Kingsland, GA         $1,170,000       1989          61%          66,837
   Uncle Bob's Self Storage       Marietta, GA          $2,520,000       1995          85%          59,450
   Central Self Storage           Mesquite, TX          $2,330,000       1984          91%          81,973
   Central Self Storage           Mesquite, TX          $1,510,000       1985          92%          63,240
   Security Self Storage          Methuen, MA           $2,860,000       1984          86%          41,040
   Security Self Storage          Myrtle Beach, SC      $1,040,000       1981          45%          61,510
   Saco Self Storage              Saco, ME              $1,665,000       1984          94%          53,750
   Uncle Bob's Self Storage       San Antonio, TX       $1,260,000       1980          85%          48,782
   Central Self Storage           San Antonio, TX       $1,200,000       1982          90%          64,475
   Mini-Stor Self Storage         Sandwich, MA          $2,540,000       1986          94%          39,000
   Dor-Co Storage                 Syracuse, NY            $975,000       1987          85%          34,350
   Uncle Bob's Self Storage       Warren, OH            $1,675,000       1986          85%          60,200
-----------------------------------------------------------------------------------------------------------
  TOTAL/WTD AGV                                        $48,000,000                     83%       1,782,426
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            LOCKE SOVRAN PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Additional Information
--------------------------------------------------------------------------------

o The Locke Sovran loan represents a portfolio of 27 self-storage facilities located in 16 cities within 9 states. The subject facilities have 15,323 self-storage units and report an overall occupancy of 83%.

o The occupancy has been stable for the last three years. Approximately 25% of the space is leased to corporate users and the remaining to consumers.

o The loan-to-value is 65%, the loan-to-cost is 61% and the loan-to-replacement cost is 52%.

o The Borrower is a partnership between Sovran Self Storage, Inc. (NYSE-SSS) and The Locke Group. Sovran is a self-administered and self-managed real estate investment trust (REIT) that acquires and manages self-storage properties. REIT Sovran is the 4th largest self-storage operator in the United States, owning and operating approximately 225 properties (13 million net rentable square feet) in 21 states. REIT Sovran's debt has a Moody's rating of Baa3. The sponsors of the Locke Group have worked with Sovran for over 10 years, and have combined experience of over 30 years in real estate focusing on self-storage product structuring transactions and handling acquisitions and dispositions.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 SSC PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal               $34,804,899
     Balance:
     First Payment Date:                  October 1, 2001

     Interest Rate:                       7.36% per annum

     Amortization:                        360 Months

     Maturity Date:                       September 1, 2011

     Expected Maturity
     Balance:                             $30,768,127

     Sponsor(s):                          Don M. Casto Organization
     Interest Calculation:                Actual/360

     Call Protection:                     Lockout/defeasance: 117
                                          Open: 3

     Loan per SF:                         $86


     Up-Front Reserves:                   Engineering Reserve                $13,750 (1)

     Ongoing Reserves:                    Tax and Insurance Reserve          Yes (2)

                                          Replacement Reserve                Yes (3)

                                          TI/LC Reserve                      Yes (4)


     Lockbox:                             None




--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

        Single Asset/Portfolio:        Portfolio of three loans
        Property Type:                 Retail

        Property Sub-Type:             Anchored


        Location:                      Ohio

        Year Built/Renovated:          1993-1998/N/A

        Square Footage:                402,915 (total)

        Occupancy:                     90% (5)

        Ownership Interest:            Fee


                                                    % of Total
      Major Tenants                  NRSF              NRSF           Lease Expiration
      -------------                  ----              ----           ----------------
      Best Buy                     58,420               15%               1/31/2011

      Hobby Lobby                  52,500               13%              12/31/2014
      Dicks Clothing &             50,000               12%               1/31/2014
      Sporting Goods





        Property Management:             The Summit Realty Group, Ltd.

        U/W Net Cash Flow:               $3,715,127

        U/W DSCR:                        1.28x

        Appraised Value:                 $43,800,000

        Cut-off Date LTV:                79.5%

        Maturity Date LTV:               70.2%


(1) The borrower for the property identified as Tuttle Crossing was required to deposit $13,750.00 into a reserve account for certain asphalt repairs to the property. The escrow agreement allowed the borrower 90 days to complete the asphalt repairs.

(2) The borrowers are required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes that the borrower is responsible for, prior to their respective due dates.

(3) The borrowers are required to deposit a total amount of $5,026 per month into replacement reserve accounts (which requirement ceases when the total amount of deposits equals at least $180,912.

(4) The borrowers are required to make monthly deposits of $8,334 into a TI/LC reserve account until the amount in escrow equals or exceeds $400,000. At any time, the borrowers may deliver to lender a letter of credit in the amount of $480,000 in substitution for the deposits then remaining in the TI/LC account.

     Additionally, if the letter of credit has not been delivered, the borrowers shall cause all net operating income of the properties to be deposited with lender if any tenant, that leases more than 20,000 net rentable square feet terminates its lease, fails to exercise its renewal option, or vacates and/or ceases operations at any of the properties. The funds deposited with lender pursuant to such cash flow sweep shall be applied by lender to pay debt service and fund ongoing reserves, with the balance to be deposited to the TI/LC reserve account. The cash flow sweep shall continue until the minimum escrow balance of $400,000 has been achieved.

(5) Occupancy is based on the November 30, 2001 rent roll. With the Best Buy at Western Hills Marketplace taking occupancy in March 2002, the weighted average occupancy for all three properties is 98%.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       35

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SSC PORTFOLIO
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                              ALLOCATED
PROPERTY                    LOCATION         LOAN AMOUNT     YEAR BUILT      OCCUPANCY     TOTAL SF
-----------------------------------------------------------------------------------------------------
Tuttle Crossing             Columbus, OH     $18,240,000        1995           100%         185,718
Western Hills Marketplace   Cincinnati, OH   $12,400,000        1998            68%         127,541
Montgomery Crossing         Cincinnati, OH    $4,320,000        1993           100%          89,656
-----------------------------------------------------------------------------------------------------
  TOTAL/WTD AVG                              $34,960,000                        90%(1)      402,915
-----------------------------------------------------------------------------------------------------


(1) Occupancy is based on the November 30, 2001 rent roll. With the Best Buy at Western Hills Marketplace taking occupancy in March 2002, the weighted average occupancy for all three properties is 98%.

--------------------------------------------------------------------------------
                            Additional Information
--------------------------------------------------------------------------------

o SSC Portfolio is secured by 3 properties: Western Hills Marketplace, Tuttle Crossing, and Montgomery Crossing. The three loans are cross-defaulted and cross-collateralized and represent a diversified tenant base with approximately 19 tenants.

o Western Hills Marketplace is a power shopping center with anchor tenants including Best Buy, Cost Plus, and Dick's Sporting Goods. The Best Buy space is part of a 40,000 SF expansion that was completed year-end 2001. Best Buy has taken possession of the space and opened for business on March 1, 2002. Best Buy is rated BBB- by S& P. The anchor tenants occupy 73.5% of the subject's total net rentable area. The Western Hills Center is located in the City of Cincinnati, which has grown at approximately twice the rate as other metropolitan areas in Ohio, and this trend is forecasted to continue.

o Tuttle Crossing is a power shopping center anchored by Best Buy, Cost Plus, Linens & Things and Office Max. The Tuttle Crossing Center is located in the northwest sub-market of Columbus, Ohio with a population of 142,605 within a 5 mile radius of the property and an average household income of $88,065. This exceeds the average household income in the MSA by approximately 14%.

o Montgomery Crossing is a community shopping center anchored by Hobby Lobby, Famous Footwear and Tuesday Morning. Brown Shoe Company, Inc. (dba Famous Footwear) carries a current S& P rating of BB. Tuesday Morning carries a current S& P Issuer Rating of BB-. The subject property is located in one of the principal retail destination areas in the northeastern portion of the Cincinnati MSA and has very good regional accessibility.

o The properties are managed by Summit Realty Group, Ltd, the leasing subsidiary of the Don M. Casto organization. The management has relationships with several national tenants, including Sears, JC Penney, Staples, Kroger, The Limited Companies, Gap Stores, and McDonald's.

o The Don M. Casto organization currently owns and manages more than 12.0 million SF retail space in 63 centers throughout Ohio, Pennsylvania, Florida and Illinois and is a full service real estate company which provides development, management and leasing of shopping centers, office buildings and multifamily properties.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       36

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 SSC PORTFOLIO
--------------------------------------------------------------------------------

                    LEASE ROLLOVER SCHEDULE FOR SSC PORTFOLIO

                                                                                                                   CUMULATIVE % OF
           # OF LEASES     YEARLY RENT PER     % OF TOTAL SF       CUMULATIVE %       % OF TOTAL BASE RENTAL         TOTAL RENTAL
  YEAR       ROLLING         SQUARE FOOT          ROLLING         OF SF ROLLING         REVENUES ROLLING           REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
  2001          0              $0.00                0.0%               0.0%                    0.0%                        0.0%
------------------------------------------------------------------------------------------------------------------------------------
  2002          0              $0.00                0.0%               0.0%                    0.0%                        0.0%
------------------------------------------------------------------------------------------------------------------------------------
  2003          1             $15.55                1.2%               1.2%                    1.8%                        1.8%
------------------------------------------------------------------------------------------------------------------------------------
  2004          2             $12.97                3.6%               4.8%                    4.3%                        6.1%
------------------------------------------------------------------------------------------------------------------------------------
  2005          0              $0.00                0.0%               4.8%                    0.0%                        6.1%
------------------------------------------------------------------------------------------------------------------------------------
  2006          2             $12.46                3.0%               7.8%                    3.5%                        9.7%
------------------------------------------------------------------------------------------------------------------------------------
  2007          1             $10.00                5.1%              13.0%                    4.8%                       14.5%
------------------------------------------------------------------------------------------------------------------------------------
  2008          0              $0.00                0.0%              13.0%                    0.0%                       14.5%
------------------------------------------------------------------------------------------------------------------------------------
  2009          2             $12.50                8.0%              21.0%                    9.4%                       23.9%
------------------------------------------------------------------------------------------------------------------------------------
  2010          1             $12.50                4.7%              25.7%                    5.6%                       29.4%
------------------------------------------------------------------------------------------------------------------------------------
  2011          1              $0.00               14.7%              40.4%                   13.1%                       42.6%
------------------------------------------------------------------------------------------------------------------------------------
  2012          1              $9.75                6.0%              46.4%                    5.5%                       48.0%
------------------------------------------------------------------------------------------------------------------------------------
After 2012      6             $10.45               53.0%              99.3%                   52.0%                      100.0%
------------------------------------------------------------------------------------------------------------------------------------
 Vacant         0              $0.00                0.7%               0.7%                    0.0%                        0.0%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       37

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          PARK CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal               $32,896,136
     Balance:

     First Payment Date:                  January 11, 2002

     Interest Rate:                       7.50% per annum

     Amortization:                        312 Months

     Maturity Date:                       December 11, 2011

     Expected Maturity
     Balance:                             $27,365,056

     Sponsor(s):                          North American Properties Company
     Interest Calculation:                Actual/360
     Call Protection:                     Lockout/defeasance: 117
                                          Open: 3
     Loan per SF:                         $140



     Up-Front Reserves:                   Special TILC Reserve

     Ongoing Reserves:                    Tax and Insurance Reserve     $1,041,284 (1)

                                          TI/LC Reserve                 Yes (2)

     Lockbox:                             Springing                     Yes (3)


--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:        Single Asset

Property Type:                 Office

Property Sub-Type:             Suburban


Location:                      Plano, TX

Year Built/Renovated:          2001/N/A

Square Footage:                234,951

Occupancy:                     91% (4)

Ownership Interest:            Fee
Property Management:           Jones Lang LaSalle Americas, Inc.

                                                    % of Total            Lease
 Major Tenants                       NRSF             NRSF              Expiration
 -------------                       ----             ----              ----------
 Ciena Communications, Inc.        25,595              11%               3/31/2008

 Broadwing Communication           25,595              11%              12/31/2007
 Services, Inc.




U/W Net Cash Flow:             $3,606,114

U/W DSCR:                      1.25x

Appraised Value:               $42,000,000

Cut-off Date LTV:              78.3%

Maturity Date LTV:             65.2%






(1) The borrower was additionally required to deposit upfront reserves ($1,041,284) into a Special TILC Reserve to be disbursed upon completion of pending TILC work for specified tenants.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(3) The borrower is required to make monthly payments into a TI/LC Reserve in the amount of $10,000 ($0.51 per square foot per year).

(4)  Occupancy is based on the November 27, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       38

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PARK CENTER OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------


o Park Center Office Building, which was completed in 2001, is a 234,951 SF premier Class A suburban office building located in far North Dallas in the western portion of Plano, TX. The subject property has excellent access and visibility with frontage on the Dallas North Tollway just north of Park Boulevard. The North Dallas sub-market's vacancy has outperformed the greater Dallas/Ft. Worth office market.

o The Property is leased to a diverse mix of twenty-three regional and national tenants with no tenant occupying more than 11% of the building. The property is currently 91.4% leased.

o Major tenants include: Ciena Communication (Nasdaq-CIEN, 11% NRA), Broadwing Communications (NYSE-BRW, 11% NRA), Rational Software Corp. (Nasdaq-RATL, 6% NRA), Janssen Pharmaceuticals, Inc. (NYSE-JNJ, 6% NRA) and Prudential Securities (NYSE-PRU, 5% NRA).

o The subject is immediately east of a newly constructed one-million square foot regional mall anchored by Lord & Taylor, Neiman Marcus, Dillards and Foley's.

o The North Dallas submarket is the home to Fortune 500 companies including JC Penney, EDS, and Frito Lay.

o The borrower is a limited partnership controlled by principals of Dallas based North American Properties Company (NAP). North American Properties Company, founded in 1954 is a leading real estate development and management company.

------------------------------------------------------------------------------------------------------------------------------------
               Lease Rollover Schedule Park Center Office Building

                            AVERAGE
                           BASE RENT                                              % OF TOTAL BASE
           # OF LEASES      PER SF       % OF TOTAL SF      CUMULATIVE % OF       RENTAL REVENUES           CUMULATIVE % OF TOTAL
 YEAR        ROLLING       ROLLING           ROLLING          SF ROLLING              ROLLING              RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------------
 2002           0           $0.00             0.0%               0.0%                   0.0%                       0.0%
------------------------------------------------------------------------------------------------------------------------------------
 2003           0           $0.00             0.0%               0.0%                   0.0%                       0.0%
------------------------------------------------------------------------------------------------------------------------------------
 2004           0           $0.00             0.0%               0.0%                   0.0%                       0.0%
------------------------------------------------------------------------------------------------------------------------------------
 2005           2          $25.08             6.5%               6.5%                   7.2%                       7.2%
------------------------------------------------------------------------------------------------------------------------------------
 2006           8          $24.54            28.7%              35.2%                  31.2%                      38.4%
------------------------------------------------------------------------------------------------------------------------------------
 2007           1          $24.50            10.9%              46.1%                  11.8%                      50.2%
------------------------------------------------------------------------------------------------------------------------------------
 2008           9          $24.82            37.8%              83.9%                  41.5%                      91.7%
------------------------------------------------------------------------------------------------------------------------------------
 2009           0           $0.00             0.0%              83.9%                   0.0%                      91.7%
------------------------------------------------------------------------------------------------------------------------------------
 2010           1          $23.50             5.4%              89.3%                   5.6%                      97.4%
------------------------------------------------------------------------------------------------------------------------------------
 2011           2          $28.12             2.1%              91.4%                   2.6%                     100.0%
------------------------------------------------------------------------------------------------------------------------------------
Vacant          3           $0.00             8.6%               8.6%                   0.0%                       0.0%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       39

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          OAK RIDGE OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal               $29,428,137
     Balance:
     First Payment Date:                  November 1, 1997

     Interest Rate:                       7.81% per annum

     Amortization:                        300 Months

     Maturity Date:                       October 1, 2012

     Expected Maturity

     Balance:                             $20,568,962

     Sponsor(s):                          Cowperwood Company
     Interest Calculation:                Actual/360
     Call Protection:                     Lockout/defeasance: 173
                                          Open: 7
     Loan per SF:                         $71

     Up-Front Reserves:                   Initial TI/LC Reserve                 $700,000 (1)

     Ongoing Reserves:                    Tax and Insurance Reserve             Yes (2)

                                          Replacement Reserve                   Yes (3)

                                          TI/LC Reserve                         Yes (4)

     Lockbox:                             Springing







--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:        Multi-Property Portfolio
Property Type:                 Office

Property Sub-Type:             Suburban


Location:                      Oak Ridge, TN

Year Built/Renovated:          1991/N/A

Square Footage:                413,965

Occupancy:                     100% (5)

Ownership Interest:            Fee
Property Management:           The Cowperwood Company

                                            % of Total
Major Tenants                    NRSF            NRSF           Lease Expiration
-------------                    ----            ----           ----------------
SAIC                           113,662            27%               5/31/2009

BWXT Y-12, L. L. C.             70,331            17%               4/14/2002

UT-Battelle LLC                 50,353            12%               5/12/2004



U/W Net Cash Flow:              $3,637,237

U/W DSCR:                       1.27X

Appraised Value:               $38,200,000

Cut-off Date LTV:              77.0%

Maturity Date LTV:             53.8%




(1) The borrower was additionally required to deposit upfront reserves ($700,000) to be drawn on to pay expenses incurred in connection with tenant improvements and leasing commissions of the properties.

(2) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies.

(3) The borrower is required to deposit $5,086 per month ($0.15 per square foot per year) into a Replacement Reserve fund.

(4) The borrower is required to deposit $15,586 per month ($0.45 per square foot per year) into a TI/LC Reserve fund.

(5)  Occupancy is based on the November 30, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       40

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           OAK RIDGE OFFICE PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------


o The loan is secured by 6 Class A office buildings in Oak Ridge, TN. The five Tech Center buildings are single-story, and the Commerce Park building is 4-stories. The buildings are all located in close proximity to each other and contain a total of 413,965 square feet.

o The subject properties are located immediately next to the Oak Ridge Reservation (ORR) facility, an enormous laboratory and R & D campus that plays an integral role in the federal government's science, energy and national security arenas. The ORR facility includes the Oak Ridge National Laboratory (ORNL), the K25 site, and the Y12 National Security Complex. The Spallation Neutron Source is currently being constructed in the facility and should be completed by 2006. The expected cost of this facility is estimated to be $1. 4 billion and $278 million has been appropriated by Congress thus far for the construction. The ORR is behind heavy, gated security and is controlled exclusively by the Department of Energy (DOE).

o The properties were developed by the current owner, the Cowperwood Company, in 1991 to provide Class A space in a market that lacked sufficient quality space for government contractors connected to the work done at the Oak Ridge Reservation facilities. The portfolio represents most of the leaseable Class-A office space in the market.

o Tenants have typically leased space to end co-terminously with their DOE contracts.

o The subject properties have had a historically low vacancy rate as indicated by the combined average annual vacancy rate for the portfolio since 1991 of 1.90%.

o The sponsor, the Cowperwood Company and founder/CEO John Harvey, focuses on government related facilities. Established in 1977, the Company currently owns and manages over one million square feet of office property in New Mexico, South Carolina, Tennessee, Texas, and Washington State. The Company has constructed over two million square feet of Class A office buildings. Under development are the 150, 000 square foot Social Security Building in Albuquerque, the 225,000 square foot FBI Building in Dallas and the 73,000 square foot FBI Building in McAllen, TX. Mr. Harvey has a net worth in excess of $21 million dollars.

o The property is managed by The Cowperwood Company, a borrower-related entity, portfolio includes approximately 15 office properties totaling over one million square feet in New Mexico, South Carolina, Tennessee, Texas and the state of Washington.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       41

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          OAK RIDGE OFFICE PORTFOLIO
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                       Lease Rollover Schedule Oak Ridge Office Portfolio

                              AVERAGE
                              BASE RENT                                         % OF TOTAL BASE
            # OF LEASES        PER SF       % OF TOTAL SF     CUMULATIVE % OF    RENTAL REVENUES      CUMULATIVE % OF TOTAL
 YEAR          ROLLING        ROLLING          ROLLING          SF ROLLING           ROLLING         RENTAL REVENUES ROLLING
------------------------------------------------------------------------------------------------------------------------------
 MTM             6             $10.62           6.2%               6.2%               5.6%                    5.6%
------------------------------------------------------------------------------------------------------------------------------
 2002            8             $12.92          37.8%              44.0%              41.3%                   46.9%
------------------------------------------------------------------------------------------------------------------------------
 2003            1             $10.25           1.8%              45.8%               1.5%                   48.4%
------------------------------------------------------------------------------------------------------------------------------
 2004            4             $13.06          24.1%              69.9%              26.6%                   75.0%
------------------------------------------------------------------------------------------------------------------------------
 2005            1              $7.47           2.8%              72.7%               1.8%                   76.8%
------------------------------------------------------------------------------------------------------------------------------
 2006            0               0.00           0.0%              72.7%               0.0%                   76.8%
------------------------------------------------------------------------------------------------------------------------------
 2007            0               0.00           0.0%              72.7%               0.0%                   76.8%
------------------------------------------------------------------------------------------------------------------------------
 2008            0               0.00           0.0%              72.7%               0.0%                   76.8%
------------------------------------------------------------------------------------------------------------------------------
 2009            3             $10.14          27.1%              99.8%              23.2%                  100.0%
------------------------------------------------------------------------------------------------------------------------------
Vacant           1              $0.00           0.2%               0.2%               0.0%                    0.0%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       42

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CLOPPER ROAD PORTFOLIO
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal               $28,201,325
     Balance:

     First Payment Date:                  February 11, 2002

     Interest Rate:                       7.40% per annum

     Amortization:                        360 Months

     ARD Date:                            January 11, 2012

     Maturity Date:                       January 11, 2032


     Expected Maturity
     Balance:                             $24,886,016
     Sponsor(s):                          Alexandria Real Estate Equities, Inc.
     Interest Calculation:                Actual/360

     Call Protection:                     Lockout/defeasance: 116
                                          Open: 4

     Loan per SF:                         $143

     Up-Front Reserves:                   Initial TI/LC Reserve                    $500,000

     Ongoing Reserves:                    Tax and Insurance Reserve                Yes (1)
                                          Replacement Reserve                      Yes (2)

                                          TI/LC Reserve                            Yes (3)

     Lockbox:                             Springing





--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

   Single Asset/Portfolio:        Multi-Property Portfolio

   Property Type:                 Mixed Use

   Property Sub-Type:             Office/Laboratory


   Location:                      Gaithersburg, MD

   Year Built/Renovated:          1989/2000

   Square Footage:                197,292

   Occupancy:                     100% (4)

   Ownership Interest:            Fee
   Property Management:           Alexandria Management, Inc.


                                                   % of Total
     Major Tenants                  NRSF              NRSF            Lease Expiration
     -------------                  ----              ----            ----------------
     Digene Corporation           92,990              47%                12/31/2009

    Pro-Virus                     59,838              30%                 2/28/2009

   U/W Net Cash Flow:             $3,405,524


   U/W DSCR:                      1.45x

   Appraised Value:               $45,600,000

   Cut-off Date LTV:              61.8%

   Maturity Date LTV:             54.6%


(1) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(2) The borrower is required to deposit $3,288 per month ($0.20 per square foot per year) into a Replacement Reserve fund.

(3) The borrower is required to make monthly payments into a TI/LC Reserve in the amount of $16,667 ($1.01 per square foot per year). An excess cash trap amount which will commence if either Pro-Virus, Inc. or Digene Corporation fails to notify the landlord that they are extending the term of their respective lease or are otherwise terminating their lease.

(4)  Occupancy is based on the December 1, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       43

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             CLOPPER ROAD PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Clopper Road Portfolio consists of three cross-collaterallized and cross-defaulted office/bioscience buildings totaling approximately 197,000 square feet of space located in Gaithersburg, Montgomery County, MD (25 miles north of Washington, DC).

o The Clopper Road Portfolio's largest tenant is Digene Corporation (47% of NRA, NYSE: DIGE). The company is one of the country's largest developers of DNA and RNA tests that screen for diseases afflicting women. Digene is headquartered at the 1201 Clopper Rd. building, and its space at the property contains some of the highest quality biotech improvements in the sub-market.

o In February 2002 Digene Corporation and Cytyc Corporation jointly announced that Cytyc (NASD - CYTC) will acquire Digene in a stock and cash tender offer transaction. Cytyc Corporation develops, manufactures, and markets products for medical diagnostic applications primarily focused on women's health and has a market cap of $2.9 billion.

o The Clopper Road Portfolio's 2nd largest tenant is Pro-Virus, a wholly owned subsidiary of IGEN (NASD -IGEN). IGEN is a leader in the development and marketing of technologies to detect and measure biological disorders. The company is in a phase-one clinical trial of PV 701, a drug used to stop the progression of tumors.

o Pro-Virus occupies the entire 930 Clopper Road building under sublease from Genetic Therapy, who originally leased the space beginning in March 1994. Genetic Therapy is its wholly-owned subsidiary of Novartis AG (NYSE: NVS, rated AAA by S& P) and is guarantor on the lease until expiration 2/28/09. Genetic Therapy invested over $1.0 million ($16.71 psf) in tenant improvements to the subleased space.

o The Sponsor, Alexandria Real Estate Equities, Inc. (NYSE: ARE) has guaranteed the payment of the Digene rent until 12/09 with a $4.0 million cap.

o Reserves for TI/LC include a $500,000 upfront reserve and an annual collection of $200, 000. In addition 100% of excess cash flow will be swept if either Digene or Pro-Virus fails to give notice that it will extend its lease 12 months prior to its scheduled expiration.

o The Sponsor (ARE) operates as a self-advised, self-managed equity REIT focusing on the ownership and operation of modern laboratory and office space. ARE owns a 5.3 million square foot portfolio of 82 laboratory/office buildings and total assets of over $962 million as of 12/31/01.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       44

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CLOPPER ROAD PORTFOLIO
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                      Lease Rollover Schedule Clopper Road Portfolio

                                AVERAGE
                               BASE RENT                                           % OF TOTAL BASE
               # OF LEASES       PER SF       % OF TOTAL SF     CUMULATIVE % OF    RENTAL REVENUES         CUMULATIVE % OF TOTAL
  YEAR           ROLLING        ROLLING           ROLLING         SF ROLLING           ROLLING            RENTAL REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------
  2002              2           $24.85            4.3%               4.3%               5.6%                         5.6%
----------------------------------------------------------------------------------------------------------------------------------
  2003              2           $11.27            7.1%              11.4%               4.3%                         9.9%
----------------------------------------------------------------------------------------------------------------------------------
  2004              1           $14.87            7.9%              19.2%               6.2%                        16.1%
----------------------------------------------------------------------------------------------------------------------------------
  2005              1           $15.24            3.3%              22.5%               2.7%                        18.8%
----------------------------------------------------------------------------------------------------------------------------------
  2006              0            $0.00            0.0%              22.5%               0.0%                        18.8%
----------------------------------------------------------------------------------------------------------------------------------
  2007              0            $0.00            0.0%              22.5%               0.0%                        18.8%
----------------------------------------------------------------------------------------------------------------------------------
  2008              0            $0.00            0.0%              22.5%               0.0%                        18.8%
----------------------------------------------------------------------------------------------------------------------------------
  2009              2           $19.73           77.5%             100.0%              81.2%                       100.0%
----------------------------------------------------------------------------------------------------------------------------------
 Vacant             0            $0.00            0.0%               0.0%               0.0%                         0.0%
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       45

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BRIDGEPARK SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

Cut-off Date Principal               $23,424,249
Balance:

First Payment Date:                  December 11, 2001

Interest Rate:                       7.13% per annum

Amortization:                        360 Months

Maturity Date:                       November 11, 2011

Expected Maturity
Balance:                             $20,556,580

Sponsor(s):
Interest Calculation:                Actual/360
Call Protection:                     Lockout/defeasance: 114
                                     Open: 6
Loan per SF:                         $232

Up-Front Reserves:                   None


Ongoing Reserves:                    Tax and Insurance                   Yes (1)

Lockbox:                             None




--------------------------------------------------------------------------------
                               Property Information
--------------------------------------------------------------------------------

Single Asset/Portfolio:        Single Asset

Property Type:                 Retail

Property Sub-Type:             Anchored


Location:                      Ladera Ranch, CA

Year Built/Renovated:          2001/N/A

Square Footage:                100,918

Occupancy:                     100% (1)

Ownership Interest:            Fee
Property Management:           Westar Management, Inc.

                                             % of Total
Major Tenants                   NRSF            NRSF           Lease Expiration
-------------                   ----            ----           ----------------
Albertson's                   50,000             50%               4/2/2021
Sav-On                        13,681             14%               4/4/2021



U/W Net Cash Flow:            $2,544,688

U/W DSCR:                     1.34x

Appraised Value:              $29,600,000

Cut-off Date LTV:             79.1%

Maturity Date LTV:            69.4%





(1) Tax and Insurance Impound was funded upfront, in the event the borrower becomes delinquent with respect to taxes and insurance, then an ongoing tax and insurance reserve will spring into effect.

(2)  Occupancy is based on the October 1, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRIDGEPARK SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o Bridgepark Shopping Center was completed in April of 2001 and is 100% occupied. The property is a 100, 918 square foot anchored retail center located in Ladera Ranch, CA. Ladera Ranch is a new master-planned community located in South Orange County.

o The subject property is the only grocery-drug store anchored retail center in the master-plan for the community. The Ladera Ranch community will include 8,100 units upon completion. Currently 2,100 units are on-line.

o The center has a strong tenant base with approximately 77% of the NRA leased to credit tenants. The center is anchored by Albertson's (BBB+, S&
   P) which occupies 50% of the NRA, and Sav-On Drugs, a wholly-owned subsidiary of Albertson's, which occupies 14% of the NRA. Albertson's currently reports sales at $520/PSF/year.

o South Orange County is one of the most affluent areas in Orange County. The median household income in the subject's primary trade area is $100,000. The 4th quarter vacancy rate for South Orange County retail properties was approximately 4.8%.

o The property is managed by Westar Management, Inc., an experienced Costa Mesa, CA based real estate development company. Westar Associates specializes in retail properties, mainly in Southern California. The Company currently owns and manages 18 properties totaling over 1.3 million square feet. The estimated value of their portfolio is approximately $130 million.

o  The Sponsors are the developers of the 4,000-acre Ladera Ranch.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       47

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          BRIDGEPARK SHOPPING CENTER
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Lease Rollover Schedule Bridgepark Shopping Center

                                   AVERAGE
                                  BASE RENT                                          % OF TOTAL BASE
                  # OF LEASES      PER SF      % OF TOTAL SF      CUMULATIVE % OF    RENTAL REVENUES        CUMULATIVE % OF TOTAL
  YEAR              ROLLING       ROLLING         ROLLING           SF ROLLING           ROLLING           RENTAL REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------------
  2002                 0           $0.00            0.0%               0.0%                0.0%                     0.0%
-----------------------------------------------------------------------------------------------------------------------------------
  2003                 0           $0.00            0.0%               0.0%                0.0%                     0.0%
-----------------------------------------------------------------------------------------------------------------------------------
  2004                 1          $30.00            1.4%               1.4%                1.5%                     1.5%
-----------------------------------------------------------------------------------------------------------------------------------
  2005                 0           $0.00            0.0%               1.4%                0.0%                     1.5%
-----------------------------------------------------------------------------------------------------------------------------------
  2006                 3          $31.74            7.2%               8.6%                8.3%                     9.8%
-----------------------------------------------------------------------------------------------------------------------------------
  2007                 0           $0.00            0.0%               8.6%                0.0%                     9.8%
-----------------------------------------------------------------------------------------------------------------------------------
  2008                 0           $0.00            0.0%               8.6%                0.0%                     9.8%
-----------------------------------------------------------------------------------------------------------------------------------
  2009                 0           $0.00            0.0%               8.6%                0.0%                     9.8%
-----------------------------------------------------------------------------------------------------------------------------------
  2010                 0           $0.00            0.0%               8.6%                0.0%                     9.8%
-----------------------------------------------------------------------------------------------------------------------------------
  2011                12          $34.56           22.3%              30.9%               28.2%                    38.1%
-----------------------------------------------------------------------------------------------------------------------------------
  2012                 0           $0.00            0.0%              30.9%                0.0%                    38.1%
-----------------------------------------------------------------------------------------------------------------------------------
After 2012             4          $24.53           69.1%             100.0%               61.9%                   100.0%
-----------------------------------------------------------------------------------------------------------------------------------
 Vacant                0           $0.00            0.0%               0.0%                0.0%                     0.0%
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       48

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE SUMMIT - PHASE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan Information
--------------------------------------------------------------------------------

     Cut-off Date Principal               $21,421,366
     Balance:
     First Payment Date:                  November 11, 2001

     Interest Rate:                       7.35% per annum

     Amortization:                        360 Months

     Maturity Date:                       October 11, 2011

     Expected Maturity
     Balance:                             $18,919,542

     Sponsor(s):                          Bayer Properties
     Interest Calculation:                Actual/360
     Call Protection:                     Lockout/defeasance: 117
                                          Open: 3

     Loan per SF:                         $206

     Up-Front Reserves:                   Initial TI/LC Reserve                       $1,043,311 (1)

                                          Organized Living Letter of Credit           $1,000,000 (2)
                                          Pottery Barn Letter of Credit               $500,000 (3)

                                          Earnout Reserve                             $100,000 (4)

     Ongoing Reserves:                    Tax and Insurance Reserve                   Yes (5)

                                          Replacement Reserve                         Yes (6)
                                          TI/LC Reserve                               Yes (7)

     Lockbox:                             None






--------------------------------------------------------------------------------
                             Property Information
--------------------------------------------------------------------------------

   Single Asset/Portfolio:         Single Asset
   Property Type:                  Retail

   Property Sub-Type:              Anchored


   Location:                       Birmingham, AL

   Year Built/Renovated:           2001

   Square Footage:                 103,924

   Occupancy:                      95% (8)

   Ownership Interest:             Fee
   Property Management:            Bayer Properties Incorporated


                                                      % of Total
    Major Tenants                       NRSF            NRSF          Lease Expiration
    -------------                       ----            ----          ----------------
   Organized Living, Inc.             20,464             20%              7/31/2015

   Pottery Barn & Pottery             18,213             18%              1/31/2013
   Barn Kids

   The Gap                            17,399             17%              3/31/2009



   U/W Net Cash Flow:                 $2,371,727


   U/W DSCR:                          1.33x

   Appraised Value:                   $27,500,000

   Cut-off Date LTV:                   77.9%

   Maturity Date LTV:                  68.8%



(1) The borrower was required to deposit a TI/LC Reserve of $1,043,311 for certain tenants not yet in occupancy.

(2) The borrower provided a $1,000,000 irrevocable, standby letter of credit from SouthTrust Bank as additional security which must be maintained in effect by the borrower until the tenant Organized Living either (a) has four (4) years of continuous occupancy with no uncured defaults under the loan or (b) has two (2) years of continuous occupancy with no uncured defaults under the loan and achieves sales of not less than $275 per square foot per annum for a 12-month period.

(3) The borrower also provided a $500,000 irrevocable, standby letter of credit from SouthTrust Bank as additional security which must be maintained in effect by the borrower until the tenants Pottery Barn and Pottery Barn Kids either (a) has four (4) years of continuous occupancy with no uncured defaults under the loan or (b) has two (2) years of continuous occupancy with no uncured defaults under the loan, and (i) the Pottery Barn tenant achieves sales of not less than $350 per square foot per annum for a 12-month period and (ii) the Pottery Barn Kids tenant achieves sales of not less than $330 per square foot per annum for a 12-month period.

(4) An Earnout Reserve of $100,000 will be released upon the property achieving a DSCR greater than or equal to 1.20x and Pasta Yama accepting occupancy and commencing and continuing payment of full rent

(5) The borrower is required to make monthly payments into a tax and insurance escrow fund to accumulate funds necessary to pay all taxes prior to their respective due dates.

(6) The borrower is required to make monthly payments of $1,299 ($0.15 per square foot per year) into a Replacement Reserve Account.

(7) The borrower is required to make monthly payments of $6,062 ($0.70 per square foot per year) into a TI/LC Reserve Account.

(8)  Occupancy is based on the September 13, 2001 rent roll.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       49

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              THE SUMMIT - PHASE II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Additional Information
--------------------------------------------------------------------------------

o The subject property, The Summit Phase II, was completed in 2001 and is a 103, 924 square foot Class A open-air, specialty retail center also known as a "Lifestyle Center". The property is located on U. S. Highway 280, approximately 3/8 mile north of its intersection with I-459. The Summit project (Phase I, Phase II, and Phase III) will be a 165-acre mixed-use development with retail, office and hotel properties upon completion. Phase I (470,000 SF) was completed in 1997 and is 100% occupied. Phase III is under construction and will contain 160,000 SF and be anchored by Sak's Fifth Avenue.

o Phase II is 95% leased to 17 tenants including Pottery Barn, The Gap, Illuminations, Bose, Organized Living and California Pizza Kitchen, as well as other restaurants, clothing stores, and a day spa. Rents at the subject property range from $19. 00/SF to $40.00/SF and average $29.01/SF and are consistent with Phase I rents. Many of the tenants have a radius restriction which prevents them from occupying either of the two primary competitors.

o Phase I (470,000 square feet) was completed in 1997 and is 100% occupied by tenants such as Parisian, Bruno's, Talbot's, Abercrombie & Fitch, Old Navy, Bed Bath & Beyond, Eddie Bauer, Restoration Hardware, Williams Sonoma, Barnes & Noble, Banana Republic, and Harold's. Average sales for Phase I in 2000 were $335/SF.

o The subject is located in one of the fastest growing and wealthiest corridors in the state of Alabama. Population growth was 22.7% from 1990 to 2000 and the average household income within a three-mile radius in 2000 was $118,528. The subject's sub-market has an average vacancy of 3.22%.

o The sponsor, Bayer Properties, has been in business for over fifteen years, and has been involved in the development and redevelopment of numerous properties throughout the Southeast, with most projects focused in the Alabama markets. Bayer Properties' leasing and management portfolio contains 21 retail properties and office buildings with a total of 4 million square feet. The company's properties are mostly located in Alabama's major metropolitan markets -Birmingham, Montgomery, Huntsville, and Tuscaloosa.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       50

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             THE SUMMIT - PHASE II
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Lease Rollover Schedule The Summit - Phase II

                                AVERAGE
                               BASE RENT                                          % OF TOTAL BASE
                # OF LEASES     PER SF       % OF TOTAL SF    CUMULATIVE % OF     RENTAL REVENUES       CUMULATIVE % OF TOTAL
       YEAR        ROLLING      ROLLING          ROLLING         SF ROLLING             ROLLING        RENTAL REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------------------
       2002          0           $0.00             0.0%             0.0%                0.0%                    0.0%
---------------------------------------------------------------------------------------------------------------------------------
       2003          0           $0.00             0.0%             0.0%                0.0%                    0.0%
---------------------------------------------------------------------------------------------------------------------------------
       2004          0           $0.00             0.0%             0.0%                0.0%                    0.0%
---------------------------------------------------------------------------------------------------------------------------------
       2005          4          $28.69            11.9%            11.9%               13.4%                   13.4%
---------------------------------------------------------------------------------------------------------------------------------
       2006          1          $30.25             3.3%            15.2%                3.9%                   17.3%
---------------------------------------------------------------------------------------------------------------------------------
       2007          0           $0.00             0.0%            15.2%                0.0%                   17.3%
---------------------------------------------------------------------------------------------------------------------------------
       2008          0           $0.00             0.0%            15.2%                0.0%                   17.3%
---------------------------------------------------------------------------------------------------------------------------------
       2009          1          $30.00            16.7%            31.9%               19.7%                   37.0%
---------------------------------------------------------------------------------------------------------------------------------
       2010          4          $29.64             8.7%            40.7%               10.2%                   47.1%
---------------------------------------------------------------------------------------------------------------------------------
       2011          4          $31.96            16.7%            57.4%               21.0%                   68.1%
---------------------------------------------------------------------------------------------------------------------------------
       2012          0           $0.00             0.0%            57.4%                0.0%                   68.1%
---------------------------------------------------------------------------------------------------------------------------------
   After 2012        4          $21.85            37.2%            94.6%               31.9%                  100.0%
---------------------------------------------------------------------------------------------------------------------------------
     Vacant          2           $0.00             0.0%             5.4%                0.0%                    0.0%
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       51

--------------------------------------------------------------------------------
CSFB 2002-CKP1        COLLATERAL AND STRUCTURAL TERM SHEET         MARCH 4, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        REAL ESTATE DEBT CAPITAL MARKETS
--------------------------------------------------------------------------------
CONTACT              PHONE           FAX             E-MAIL

Ken Rivkin           212.325.3295    212.325.8104    ken.rivkin@csfb.com
Managing Director

Barry Polen          212.325.3295    212.325.8104    barry.polen@csfb.com
Director

Chris Anderson       212.538.3941    212.325.9807    chris.anderson@csfb.com
Director

Derek Barcelona      212.325.2648    212.325.8105    derek.barcelona@csfb.com
Vice President

Jason Fruchtman      212.325.3492    212.325.8105    jason.fruchtman@csfb.com
Analyst

Martin Gilligan      212.325.3295    212.743.4618    martin.gilligan@csfb.com
Analyst
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               STRUCTURED FINANCE
--------------------------------------------------------------------------------
CONTACT              PHONE           FAX             E-MAIL

Anand Gajjar         212.538.6415    212.325.6815    anand.gajjar@csfb.com
Managing Director

Jeffrey Altabef      212.325.5584    212.743.5227    jeffrey.altabef@csfb.com
Director

Bob Wirth            212.325.9983    212.743.4609    bob.wirth@csfb.com
Vice President

Stephen Krooth       212.538.2507    212.743.4623    stephen.krooth@csfb.com
Associate

Andy Rudenstein      212.325.0557    212.743.4610    andy.rudenstein@csfb.com
Associate

Bonnie Ko            212.538.5980    212.743.5551    bonnie.ko@csfb.com
Analyst

Murtaza Akbar        212.538.2302    212.743.4612    murtaza.akbar@csfb.com
Analyst
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston Corporation, Goldman, Sachs & Co., McDonald Investments Inc., PNC Capital Markets, Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on the results of your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------
                                       52